December 31, 2002

--------------------------------------------------------------------------------

       Oppenheimer
       Main Street Small
       Cap Fund(R)

                                                              Semiannual
                                                                Report
                                                              ----------
                                                              Management
                                                             Commentaries

--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Fund Highlights

Performance Update

Investment Strategy Discussion

Financial Statements

"All three major components of our model, valuation, momentum and corporate actions, worked well during the past six months."


                                                      [LOGO OMITTED]
                                                      OppenheimerFunds(R)
                                                      The Right Way to Invest

HIGHLIGHTS

Fund Objective
Oppenheimer Main Street Small Cap Fund(R) seeks capital appreciation.

Fund Highlight
According to Lipper, Inc., the Fund's Class A shares are ranked in the top half of its peer group of small-cap core funds for the one- and three-year periods ended December 31, 2002. 1


    CONTENTS

 1  Letter to Shareholders

 3  An Interview
    with Your Fund's
    Managers

11  Financial
    Statements

51  Trustees and Officers


Cumulative Total Returns*
                    For the 6-Month Period
                    Ended 12/31/02

                    Without                With
                    Sales Chg.             Sales Chg.
---------------------------------------------------------
Class A             -16.20%                -21.02%
---------------------------------------------------------
Class B             -16.50                 -20.67
---------------------------------------------------------
Class C             -16.50                 -17.33
---------------------------------------------------------
Class N             -16.21                 -17.05
---------------------------------------------------------
Class Y             -15.85

---------------------------------------------------------

Average Annual Total Returns*
                    For the 1-Year Period
                    Ended 12/31/02

                    Without                With
                    Sales Chg               Sales Chg.
---------------------------------------------------------
Class A             -15.98%                -20.81%
---------------------------------------------------------
Class B             -16.61                 -20.78
---------------------------------------------------------
Class C             -16.61                 -17.44
---------------------------------------------------------
Class N             -16.16                 -17.00
---------------------------------------------------------
Class Y             -15.52


Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

1. Source: Lipper, Inc. Lipper rankings are based on total returns, but do not consider sales charges. The Fund's Class A shares ranked, in the Lipper Small-Cap Core category, 174/413 for the 1-year and 124/299 for the 3-year periods ended 12/31/02. Lipper ranking is for the Class A share class only; other classes may have different performance characteristics. Rankings are relative peer group ratings and do not necessarily mean that the fund had high total returns. Past performance is no guarantee of future results.

*See Notes on page 9 for further details.

LETTER TO SHAREHOLDERS

Dear Shareholder,


At OppenheimerFunds, we take very seriously the responsibility of helping you achieve your goals. We understand that your investments with us may represent a future home, a college education or retirement. In good markets and in bad, we are committed to partnering with your advisor to provide you with investment products and services that can help you reach your financial objectives.
     In recent years, many of us have seen some of our assets decrease in value--sometimes significantly--making it difficult to maintain our long-term investing plans. Shifting markets can often blindside investors and unbalance portfolios. We believe it has never been more important than it is now to allocate your assets among stocks, bonds and other investments based on what would be most appropriate depending on your goals and risk tolerance. Diversification is key. We encourage you to hold true to your long-term goals and adhere to the time-tested investment principles of asset allocation and diversification.
     Of course, when the financial markets make major moves, portfolio changes may be necessary to adjust risk exposure, rebalance asset class allocations or seek to maintain sufficient income flows. Monitor your investments, stay informed and--most importantly--work with your financial advisor so that any adjustments ultimately support your long-term goals.
     We continue to believe in the growth, ingenuity and underlying strengths of the economy and the markets. That said, we



[PHOTO OMITTED]
/s/ JAMES C. SWAIN
James C. Swain
Chairman
Oppenheimer
Main Street Small
Cap Fund

[PHOTO OMITTED]
/s/ JOHN V. MURPHY
John V. Murphy
President
Oppenheimer
Main Street Small
Cap Fund


                   1 | OPPENHEIMER MAIN STREET SMALL CAP FUND

LETTER TO SHAREHOLDERS

also expect the road ahead to present new and unique challenges. We strongly believe that one of the best ways to pursue your goals is to adhere to core investment principles.

     We hope you share our convictions, and we wish you the best in 2003. Thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.


Sincerely,


/s/ JAMES C. SWAIN           /s/ JOHN V. MURPHY

James C. Swain               John V. Murphy
January 23, 2003


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow.


                   2 | OPPENHEIMER MAIN STREET SMALL CAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

Q
What is the approach you take in managing the Fund?
A. We use a quantitative approach to managing the Fund. Quantitative investing may seem a bit unconventional, but we use it for the simple reason that it works. In fact, we'd argue that conventional approaches tend to generate conventional results.
     Our goal is to add relative value to an investor's allocation of small cap stocks and to be better than other alternatives. Whether the market is going up or down makes no difference to us, because we make no effort to time the market.
     We believe that the essence of a quantitative process is to research and understand repeatable patterns, anomalies and other signals in the market that we believe can give us an edge or advantage. In a sense, we are working to distill the really useful information or signals from the not-so-useful information. For example, we know companies that announce major acquisitions tend, on average, to underperform the market for up to a year or more, while those that announce buybacks tend, on average, to outperform the market. We look at as many as 60 factors like this to try to develop a consistent relative return advantage. We're happy to have been able to successfully execute our approach with the Oppenheimer Main Street Small Cap Fund since we launched the Fund a little over 3 years ago.

What is the benchmark you use to compare performance of the Fund?
We use a broad market benchmark, the Russell 2000(R) Index. Philosophically, we believe the broad market approach is a quality route for many investors, and one that is often underutilized. Our goal is to outperform growth and value individually over the long-term. Styles come and go out of favor and we believe that if you are successful in beating the broad market benchmark, you should be successful in beating the more narrow style benchmarks over time.


Portfolio
Management Team
Charles Albers
Mark Zavanelli


                   3 | OPPENHEIMER MAIN STREET SMALL CAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


How did the Fund perform over the past six months ended December 31, 2002? Equities were clearly not the place to be in 2002. Nevertheless, we were able to do what we set out to do, beat our benchmark, the Russell 2000(R) Index, and provide our shareholders with an alternative to the average small cap mutual fund. Although we were disappointed that the Fund's absolute performance was negative for the past six months (-16.20% as of 12/31/02), we were pleased with the Fund's relative returns. The Russell 2000(R) Index lost -16.55% (as of 12/31/02) over the same period. 2
     We routinely measure how our models are doing and believe the last six months were a good period for our models. We beat the competition and we did it without taking unreasonable risks. Managing risk is an important component of what we do. For instance, we could attempt to generate higher returns in a single year, but to do so, in our opinion, would raise the level of risk and volatility in the Fund, and may not benefit our shareholders over the long term. The compounding of returns rewards consistency over time versus big returns one year and terrible returns the next. Our goal is to outperform our benchmark consistently; we believe this approach better serves our shareholders over time than attempting to substantially outperform our benchmark in up years, and then underperforming it in down years.

What led the Fund to outperform its benchmark?
2002 was a year in which the majority of U.S. stocks lost value. However, within that framework investors could do a lot better than the market by avoiding a few narrow clusters of poor-performing stocks. Most of these were in technology and telecomm sectors, and the more speculative areas of healthcare, like biotech stocks. However, the rest of the market, while still negative, did not perform as poorly, and in fact, financials were positive. The Fund beat its benchmark as a result of limiting the Fund's exposure to the worst performing areas of the market.


[SIDEBAR]
"We were able to do what we set out to do, beat our benchmark, the Russell 2000(R) Index, and provide our shareholders with an alternative to the average small cap mutual fund."


2. The Fund's performance is compared to the Russell 2000(R) Index, an unmanaged index of small-capitalization stocks.


                   4 | OPPENHEIMER MAIN STREET SMALL CAP FUND

How did you manage to avoid the worst performing sectors of your benchmark, the Russell 2000(R) Index?
Our models did a good job of identifying the really poor performing stocks from the somewhat negative ones and it made a significant difference to relative results. We were able to avoid the worst performing areas because our stock selection models, which are the foundation of our investment process, directed us away from these areas. All three major components of our model, valuation, momentum and corporate actions, worked well during the last six months.

Walk us through it.
Valuation factors normally work well in a bear market. The reason is pretty simple. Expensive stocks have high-embedded expectations for growth, and as a result, disappointments hit them harder. In 2002, as in most bear markets, earnings for the corporate sector as a whole were disappointing. In this type of environment, the prices of growth stocks had further to fall than value stocks. So, in general, pricey stocks are not the best stocks to own in a bear market.

How about momentum?
Momentum is often thought of as a bull market only phenomenon, but it can also work pretty well in a bear market. The momentum component of our stock selection model, which ranks stocks based on changes in trends in the business environment, also added to performance. During the last six months, the overall business trend was consistently negative and our momentum models directed us away from companies that exhibited a worsening trend in fundamentals.
     In addition to our valuation and momentum models, our component of the model that looks at corporate actions also worked well. Our corporate action model, which looks at factors that tend to lead to enhancements in shareholder value, such as stock buy backs and payment of dividends, worked well over the course of the year. Most companies that our model gave

Average Annual Total Returns with Sales Charge
For the Periods Ended 12/31/02 3

Class A        Since
1-Year         Inception
-------------------------------------
-20.81%        7.18%
-------------------------------------
Class B        Since
1-Year         Inception
-------------------------------------
-20.78%        7.53%
-------------------------------------
Class C        Since
1-Year         Inception
-------------------------------------
-17.44%        8.26%
-------------------------------------
Class N        Since
1-Year         Inception
-------------------------------------
-17.00%       -3.74%
-------------------------------------
Class Y        Since
1-Year         Inception
-------------------------------------
-15.52%        9.50%

3. See Notes on page 9 for further details.

                   5 | OPPENHEIMER MAIN STREET SMALL CAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS

low rankings to were not in the financial position to engage in these types of shareholder enhancement activities, and remained poorly ranked throughout the year.

In addition to your model directing you away from the worst performing stocks in your index, was there any other aspects that helped performance?
Yes, and that was our approach to portfolio construction. Our portfolio construction process involves making investments in many companies, thereby limiting the individual weights of each company in the Fund and helping to avoid concentrated positions in particular sectors or industries. We seek to add a small amount of performance from a large number of stocks, rather than seeking to add large amounts of performance from a small number of stocks, which normally involves taking risks that are too large in our opinion. In fact, the largest position size in the Fund will normally be less than 0.50% of assets. We favor this approach, as we believe our stock selection models work best when applied to a large investment universe and give us the best probability of being right without penalizing our shareholders if we are wrong about individual stocks.

2002 could be categorized as the year of the "scandal". Do you believe these scandals are over, and how did you respond to these scandals in the management of the Fund?
     Scandals are not new to American business. It's been the hangover of just about every boom. Having said that, we'd add that it is not our perception that there is more to come. Ordinarily, when something hits the paper or is constantly debated on cable news, the "problem" for investors tends to be over. Regulators are likely to wrestle these issues for some time to come, but the market is likely to have put it in the rearview mirror.
     Our investment approach makes it less likely that the Fund will be impacted by the recent well-publicized scandals for several reasons. First, we have never put a lot of faith in management opinions. Most things that are going on within a business are pretty quantifiable by looking at changes to earnings esti-

[SIDEBAR]
"Our portfolio construction process involves making investments in many companies, thereby limiting the individual weights of each company in the Fund and helping to avoid concentrated positions in particular sectors or industries."

                   6 | OPPENHEIMER MAIN STREET SMALL CAP FUND mates, income statements, balance sheets and the price momentum of the stock. Second, we don't buy stocks just because they appear cheap. From our point of view, the mistakes made in WorldCom, Inc., Enron Corp. and others was to buy them because they were viewed as "cheap" (simply because they were down a lot from some earlier high). That by itself is not a good reason to buy a stock. In fact, sometimes the best stocks are the ones hitting new highs. Finally, because our largest individual holdings are likely to be less than 0.50% of the Fund's assets, any one scandal is unlikely to materially hurt the Fund's performance.

What is your outlook for the market?
Our research strongly suggests that the market tends to perform well after hitting the sort of multi-year lows we hit last summer. So while we may see additional ups and downs as the economic recovery takes hold, history suggests that stocks are likely to post better than average results over the next 5 years.

Small cap stocks have generally outperformed large cap stocks the last few years, can this continue?
We have a quantitative model, which predicts the relative return prospects of large cap stocks versus small- and mid-cap stocks. This model has consistently tended to favor small stocks relative to large stocks over the last few years. It has been right, as small cap stocks have outperformed large cap stocks. Recently, this model has been suggesting that the outlook for small cap stocks relative to large caps remains favorable. In addition, small caps stocks tend to display better earnings growth rates than large cap stocks in the early stages of an economic recovery. In fact, small cap stocks have outperformed large cap stocks following bear markets 7 of 10 times since 1926. Harnessing the growth power of small-cap stocks is what makes Oppenheimer Main Street Small Cap Fund an important part of The Right Way to Invest.


[SIDEBAR]
"Small cap stocks have outperformed large cap stocks following bear markets 7 of 10 times since 1926."



                   7 | OPPENHEIMER MAIN STREET SMALL CAP FUND

AN INTERVIEW WITH YOUR FUND'S MANAGERS


Top Ten Common Stock Holdings 5
--------------------------------------------------------------
Trex Co., Inc.                                           0.3%
--------------------------------------------------------------
Toro Co. (The)                                           0.3
--------------------------------------------------------------
NetScreen Technologies, Inc.                             0.3
--------------------------------------------------------------
Imation Corp.                                            0.3
--------------------------------------------------------------
Biosite, Inc.                                            0.3
--------------------------------------------------------------
Covance, Inc.                                            0.3
--------------------------------------------------------------
Immucor, Inc.                                            0.3
--------------------------------------------------------------
Pinnacle Systems, Inc.                                   0.3
--------------------------------------------------------------
Cabot Microelectronics Corp.                             0.3
--------------------------------------------------------------
Merit Medical Systems, Inc.                              0.3

For up-to-date Top 10 Fund holdings, please visit www.oppenheimerfunds.com.

Top Five Common Stock Industries 5
--------------------------------------------------------------
Banks                                                   10.2%
--------------------------------------------------------------
Semiconductor Equipment & Products                       5.5
--------------------------------------------------------------
Specialty Retail                                         5.3
--------------------------------------------------------------
Biotechnology                                            5.1
--------------------------------------------------------------
Commercial Services & Supplies                           5.1

Sector Allocation 4


[PIE CHART]
o Information
   Technology     22.2%
o Consumer
  Discretionary   18.7
o Industrials     15.2
o Health Care     14.1
o Financials      13.7
o Materials        5.5
o Energy           4.4
o Consumer
  Staples          4.1
o Telecom-
  munication
  Services         1.4
o Utilities        0.7



4. Portfolio's holdings and allocations are subject to change. Percentages are as of December 31, 2002, and are based on total market value of common stock.
5. Portfolio's holdings and allocations are subject to change. Percentages are as of December 31, 2002, and are based on net assets.

                   8 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677) or visit the OppenheimerFunds website at www.oppenheimerfunds.com. Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 8/2/99. Unless otherwise noted Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 8/2/99. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   9 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                           Financial Statements
                                                                    Pages 11-50







                   10 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  December 31, 2002 / Unaudited

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Common Stocks--99.6%
--------------------------------------------------------------------------------
Consumer Discretionary--18.6%
--------------------------------------------------------------------------------
Auto Components--1.5%
Aftermarket
Technology Corp. 1                                     50,500       $   732,250
--------------------------------------------------------------------------------
American Axle &
Manufacturing
Holdings, Inc.                                         80,600         1,887,652
--------------------------------------------------------------------------------
ArvinMeritor, Inc.                                    127,400         2,123,758
--------------------------------------------------------------------------------
Autoliv, Inc.                                          17,600           368,368
--------------------------------------------------------------------------------
Borg-Warner
Automotive, Inc.                                       26,700         1,346,214
--------------------------------------------------------------------------------
Collins &
Aikman Corp. 1                                         24,300           108,135
--------------------------------------------------------------------------------
Cooper Tire
& Rubber Co.                                           41,700           639,678
--------------------------------------------------------------------------------
Dana Corp.                                             53,800           632,688
--------------------------------------------------------------------------------
Dura Automotive
Systems, Inc. 1                                       110,700         1,111,428
--------------------------------------------------------------------------------
Goodyear Tire
& Rubber Co.                                          158,900         1,082,109
--------------------------------------------------------------------------------
Intermet Corp.                                         26,600           111,720
--------------------------------------------------------------------------------
Keystone Automotive
Industries, Inc. 1                                     42,700           641,354
--------------------------------------------------------------------------------
Lear Corp. 1                                           17,500           582,400
--------------------------------------------------------------------------------
Modine
Manufacturing Co.                                       1,800            31,824
--------------------------------------------------------------------------------
Raytech Corp. 1                                        64,000           364,800
--------------------------------------------------------------------------------
Spartan
Motors, Inc.                                           94,600         1,076,548
--------------------------------------------------------------------------------
Sports Resorts
International, Inc. 1                                   3,400            19,958
--------------------------------------------------------------------------------
Stoneridge, Inc. 1                                     31,700           377,230
--------------------------------------------------------------------------------
Strattec
Security Corp. 1                                       21,700         1,040,298
--------------------------------------------------------------------------------
Tenneco
Automotive, Inc. 1                                     68,400           276,336
--------------------------------------------------------------------------------
Tower
Automotive, Inc. 1                                     73,400           330,300
                                                                     -----------
                                                                     14,885,048

--------------------------------------------------------------------------------
Automobiles--0.5%
Coachmen
Industries, Inc.                                       22,700           358,660
--------------------------------------------------------------------------------
Monaco Coach
Corp. 1                                                82,600         1,367,030
--------------------------------------------------------------------------------
Thor Industries, Inc.                                  35,200         1,211,936

                                                                   Market Value
                                                       Shares        See Note 1
--------------------------------------------------------------------------------
Automobiles Continued
Winnebago
Industries, Inc.                                       40,200       $ 1,577,046
                                                                    ------------
                                                                      4,514,672

--------------------------------------------------------------------------------
Distributors--0.0%
Brightpoint, Inc. 1                                    24,400           192,785
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--3.0%
Alliance Gaming
Corp. 1                                               138,600         2,360,358
--------------------------------------------------------------------------------
Ambassadors
Group, Inc. 1                                           1,800            23,294
--------------------------------------------------------------------------------
Ameristar
Casinos, Inc. 1                                        56,200           792,420
--------------------------------------------------------------------------------
Applebee's
International, Inc.                                    20,650           478,894
--------------------------------------------------------------------------------
Aztar Corp. 1                                         108,700         1,552,236
--------------------------------------------------------------------------------
Benihana, Inc., Cl. A                                      75             1,012
--------------------------------------------------------------------------------
Bob Evans
Farms, Inc.                                            11,000           256,850
--------------------------------------------------------------------------------
Boyd
Gaming Corp. 1                                         87,400         1,227,970
--------------------------------------------------------------------------------
CBRL Group, Inc.                                       10,300           310,339
--------------------------------------------------------------------------------
Chicago Pizza
& Brewery, Inc. 1                                      66,200           456,780
--------------------------------------------------------------------------------
Choice Hotels
International, Inc. 1                                  37,300           846,710
--------------------------------------------------------------------------------
Churchill
Downs, Inc.                                             4,200           160,356
--------------------------------------------------------------------------------
CKE Restaurants, Inc. 1                                97,856           420,781
--------------------------------------------------------------------------------
Dave & Buster's, Inc. 1                                22,500           194,625
--------------------------------------------------------------------------------
Dover Downs Gaming
& Entertainment, Inc.                                  43,300           393,597
--------------------------------------------------------------------------------
Gaylord Entertainment
Co., Cl. A 1                                            7,100           146,260
--------------------------------------------------------------------------------
GTech Holdings Corp. 1                                 80,900         2,253,874
--------------------------------------------------------------------------------
Hollywood Casino
Corp., Cl. A 1                                         18,700           229,636
--------------------------------------------------------------------------------
Isle of Capri
Casinos, Inc. 1                                        15,400           203,896
--------------------------------------------------------------------------------
Lone Star Steakhouse
& Saloon, Inc.                                         91,200         1,763,808
--------------------------------------------------------------------------------
Mandalay
Resort Group 1                                         27,400           838,714
--------------------------------------------------------------------------------
Marcus Corp. (The)                                     31,200           443,040

                   11 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                   Market Value
                                                     Shares          See Note 1
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure Continued
Multimedia
Games, Inc. 1                                        34,600         $   950,116
--------------------------------------------------------------------------------
Navigant
International, Inc. 1                                26,700             329,211
--------------------------------------------------------------------------------
P.F. Chang's
China Bistro, Inc. 1                                 61,200           2,221,560
--------------------------------------------------------------------------------
Panera Bread Co., Cl. A 1                            13,200             459,492
--------------------------------------------------------------------------------
Penn National
Gaming, Inc. 1                                       68,100           1,080,066
--------------------------------------------------------------------------------
Pinnacle
Entertainment, Inc. 1                                 3,100              21,483
--------------------------------------------------------------------------------
Rare Hospitality
International, Inc. 1                                22,900             632,498
--------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                   65,900           1,139,411
--------------------------------------------------------------------------------
Ryan's Family
Steak Houses, Inc. 1                                 95,250           1,081,087
--------------------------------------------------------------------------------
Scientific Games
Corp., Cl. A 1                                      201,300           1,461,438
--------------------------------------------------------------------------------
Shuffle Master, Inc. 1                               82,650           1,579,441
--------------------------------------------------------------------------------
Six Flags, Inc. 1                                   253,373           1,446,760
--------------------------------------------------------------------------------
Sonic Corp. 1                                         9,700             198,753
--------------------------------------------------------------------------------
Steak n Shake
Co. (The) 1                                          73,300             733,000
--------------------------------------------------------------------------------
Total Entertainment
Restaurant Corp. 1                                   50,000             420,000
                                                                   -------------
                                                                     29,109,766

--------------------------------------------------------------------------------
Household Durables--2.4%
American Greetings
Corp., Cl. A 1                                      158,700           2,507,460
--------------------------------------------------------------------------------
Applica, Inc. 1                                      20,100             100,500
--------------------------------------------------------------------------------
Beazer Homes
USA, Inc. 1                                           9,031             547,279
--------------------------------------------------------------------------------
Boyds Collection
Ltd. (The) 1                                          3,100              20,615
--------------------------------------------------------------------------------
Chromcraft
Revington, Inc. 1                                       500               6,525
--------------------------------------------------------------------------------
CSS Industries, Inc. 1                                9,900             327,690
--------------------------------------------------------------------------------
Department 56, Inc. 1                                97,800           1,261,620
--------------------------------------------------------------------------------
Dominion
Homes, Inc. 1                                        21,800             310,650
--------------------------------------------------------------------------------
Foamex
International, Inc. 1                                66,341             209,637
--------------------------------------------------------------------------------
Harman International
Industries, Inc.                                     44,900           2,671,550
--------------------------------------------------------------------------------
Helen of Troy Ltd. 1                                123,900           1,442,196

                                                                   Market Value
                                                     Shares          See Note 1
--------------------------------------------------------------------------------
Household Durables Continued
Hovnanian
Enterprises, Inc., Cl. A 1                           62,500         $ 1,981,250
--------------------------------------------------------------------------------
Interface, Inc., Cl. A                                1,500               4,605
--------------------------------------------------------------------------------
Kimball International,
Inc., Cl. B                                          41,900             597,075
--------------------------------------------------------------------------------
Libbey, Inc.                                          3,200              83,200
--------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                 6,880             263,229
--------------------------------------------------------------------------------
M/I Schottenstein
Homes, Inc.                                          15,200             422,560
--------------------------------------------------------------------------------
Maytag Corp.                                         45,000           1,282,500
--------------------------------------------------------------------------------
Meritage Corp. 1                                     48,400           1,628,660
--------------------------------------------------------------------------------
Modtech
Holdings, Inc. 1                                      3,400              32,980
--------------------------------------------------------------------------------
Movado
Group, Inc.                                          22,300             419,463
--------------------------------------------------------------------------------
Oneida Ltd.                                          12,800             141,184
--------------------------------------------------------------------------------
Ryland Group,
Inc. (The)                                           42,800           1,427,380
--------------------------------------------------------------------------------
Salton, Inc. 1                                        2,400              23,088
--------------------------------------------------------------------------------
Skyline Corp.                                        11,300             333,350
--------------------------------------------------------------------------------
Stanley Furniture
Co., Inc. 1                                             600              13,950
--------------------------------------------------------------------------------
Technical Olympic
USA, Inc. 1                                           1,300              19,253
--------------------------------------------------------------------------------
Toll Brothers, Inc. 1                                 9,700             195,940
--------------------------------------------------------------------------------
Toro Co. (The)                                       45,800           2,926,620
--------------------------------------------------------------------------------
WCI
Communities, Inc. 1                                  13,900             141,780
--------------------------------------------------------------------------------
William Lyon
Homes, Inc. 1                                        14,300             312,169
--------------------------------------------------------------------------------
Yankee Candle,
Inc. (The) 1                                         77,900           1,246,400
                                                                   -------------
                                                                     22,902,358

--------------------------------------------------------------------------------
Internet & Catalog Retail--0.4%
1-800-FLOWERS.com,
Inc. 1                                              112,100             700,625
--------------------------------------------------------------------------------
FTD, Inc., Cl. A 1                                    1,600              25,488
--------------------------------------------------------------------------------
GSI
Commerce, Inc. 1                                      9,500              34,675
--------------------------------------------------------------------------------
J. Jill Group, Inc. 1                               101,400           1,417,572
--------------------------------------------------------------------------------
Stamps.com, Inc. 1                                   63,000             294,210
--------------------------------------------------------------------------------
ValueVision
Media, Inc., Cl. A 1                                 80,000           1,198,400
                                                                   -------------
                                                                      3,670,970


                   12 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Leisure Equipment & Products--1.0%
Action Performance
Cos., Inc.                                          21,675          $   411,825
--------------------------------------------------------------------------------
Brunswick Corp.                                     72,600            1,441,836
--------------------------------------------------------------------------------
Callaway Golf Co.                                  136,800            1,812,600
--------------------------------------------------------------------------------
Concord
Camera Corp. 1                                      82,700              449,061
--------------------------------------------------------------------------------
MarineMax, Inc. 1                                   33,400              394,454
--------------------------------------------------------------------------------
Marvel
Enterprises, Inc. 1                                242,500            2,177,650
--------------------------------------------------------------------------------
ParkerVision, Inc. 1                                 3,500               28,560
--------------------------------------------------------------------------------
Racing Champions
Ertl Corp. 1                                        85,100            1,161,615
--------------------------------------------------------------------------------
SCP Pool Corp. 1                                    43,900            1,281,880
--------------------------------------------------------------------------------
Singing Machine
Co., Inc. (The) 1                                    9,400               84,600
--------------------------------------------------------------------------------
Sturm, Ruger
& Co., Inc.                                         66,100              632,577
                                                                   -------------
                                                                      9,876,658

--------------------------------------------------------------------------------
Media--2.2%
4Kids
Entertainment, Inc. 1                               52,000            1,148,160
--------------------------------------------------------------------------------
Acme
Communications, Inc. 1                               2,900               23,113
--------------------------------------------------------------------------------
AMC
Entertainment, Inc. 1                               53,800              476,130
--------------------------------------------------------------------------------
Beasley Broadcast
Group, Inc., Cl. A 1                                 1,500               17,940
--------------------------------------------------------------------------------
Belo Corp., Cl. A                                    7,600              162,032
--------------------------------------------------------------------------------
Emmis Communications
Corp., Cl. A 1                                      24,400              508,252
--------------------------------------------------------------------------------
Gray Television,
Inc., Cl. A                                          1,200               14,220
--------------------------------------------------------------------------------
Grey Global
Group, Inc.                                          2,900            1,772,190
--------------------------------------------------------------------------------
Hearst-Argyle
Television, Inc. 1                                  42,500            1,024,675
--------------------------------------------------------------------------------
Hollinger
International, Inc.                                 41,400              420,624
--------------------------------------------------------------------------------
Insight Communications
Co., Inc. 1                                        143,600            1,777,768
--------------------------------------------------------------------------------
Journal
Register Co. 1                                      75,100            1,335,278
--------------------------------------------------------------------------------
Lin TV Corp. 1                                      13,200              321,420
--------------------------------------------------------------------------------
LodgeNet
Entertainment Corp. 1                                4,200               44,856

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Media Continued
McClatchy Co., Cl. A                                 7,800          $   442,494
--------------------------------------------------------------------------------
Mediacom
Communications
Corp. 1                                            189,400            1,668,614
--------------------------------------------------------------------------------
Paxson
Communications
Corp., Cl. A 1                                       4,700                9,682
--------------------------------------------------------------------------------
Pixar, Inc. 1                                       40,000            2,119,600
--------------------------------------------------------------------------------
PRIMEDIA, Inc. 1                                   302,300              622,738
--------------------------------------------------------------------------------
Radio One, Inc., Cl. D 1                            73,200            1,056,276
--------------------------------------------------------------------------------
Saga
Communications,
Inc., Cl. A 1                                       56,550            1,074,450
--------------------------------------------------------------------------------
Sinclair Broadcast
Group, Inc., Cl. A 1                               146,700            1,706,121
--------------------------------------------------------------------------------
Sonic Solutions, Inc. 1                            116,900              584,500
--------------------------------------------------------------------------------
Spanish
Broadcasting
System, Inc., Cl. A 1                              192,700            1,387,440
--------------------------------------------------------------------------------
Thomas
Nelson, Inc.                                        36,900              369,738
--------------------------------------------------------------------------------
TiVo, Inc. 1                                       166,900              869,549
--------------------------------------------------------------------------------
UnitedGlobalCom,
Inc., Cl. A 1                                       24,400               58,560
--------------------------------------------------------------------------------
Young Broadcasting,
Inc., Cl. A 1                                       54,100              712,497
                                                                   -------------
                                                                     21,728,917

--------------------------------------------------------------------------------
Multiline Retail--0.7%
Big Lots, Inc. 1                                   128,500            1,700,055
--------------------------------------------------------------------------------
BJ's Wholesale
Club, Inc. 1                                       118,700            2,172,210
--------------------------------------------------------------------------------
Factory
2-U Stores, Inc. 1                                 187,200              638,539
--------------------------------------------------------------------------------
Saks, Inc. 1                                       117,700            1,381,798
--------------------------------------------------------------------------------
Shopko Stores, Inc. 1                               29,000              361,050
--------------------------------------------------------------------------------
Stein Mart, Inc. 1                                   8,400               51,240
                                                                   -------------
                                                                      6,304,892

--------------------------------------------------------------------------------
Specialty Retail--5.3%
Aaron Rents, Inc.                                   39,300              859,884
--------------------------------------------------------------------------------
American Eagle
Outfitters, Inc. 1                                  48,800              672,464
--------------------------------------------------------------------------------
AnnTaylor
Stores Corp. 1                                         150                3,063

                   13 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Specialty Retail Continued
Asbury Automotive
Group, Inc. 1                                       21,500          $   180,815
--------------------------------------------------------------------------------
bebe stores, inc. 1                                 12,800              171,520
--------------------------------------------------------------------------------
Big 5 Sporting
Goods Corp. 1                                       59,100              637,689
--------------------------------------------------------------------------------
Blair Corp.                                         13,500              314,820
--------------------------------------------------------------------------------
Blue Rhino Corp.                                    94,600            1,645,094
--------------------------------------------------------------------------------
Building Materials
Holding Corp.                                       62,400              892,320
--------------------------------------------------------------------------------
Cache, Inc. 1                                       11,200              154,560
--------------------------------------------------------------------------------
Charming
Shoppes, Inc. 1                                     49,100              205,238
--------------------------------------------------------------------------------
Chico's FAS, Inc. 1                                 14,600              276,086
--------------------------------------------------------------------------------
Claire's Stores, Inc.                               86,100            1,900,227
--------------------------------------------------------------------------------
CompuCom
Systems, Inc. 1                                     72,700              407,847
--------------------------------------------------------------------------------
Cost Plus, Inc. 1                                   57,300            1,642,791
--------------------------------------------------------------------------------
CSK Auto Corp. 1                                     2,700               29,700
--------------------------------------------------------------------------------
Deb Shops, Inc.                                     41,600              923,936
--------------------------------------------------------------------------------
Dress Barn, Inc.
(The) 1                                             86,600            1,151,780
--------------------------------------------------------------------------------
Finlay Enterprises, Inc. 1                          54,900              662,094
--------------------------------------------------------------------------------
Friedman's, Inc., Cl. A                             64,800              562,464
--------------------------------------------------------------------------------
Goody's Family
Clothing, Inc. 1                                    21,700               96,348
--------------------------------------------------------------------------------
Guitar Center, Inc. 1                               53,700              889,272
--------------------------------------------------------------------------------
Gymboree Corp. 1                                   135,500            2,149,030
--------------------------------------------------------------------------------
Hancock
Fabrics, Inc.                                      115,500            1,761,375
--------------------------------------------------------------------------------
Hibbett Sporting
Goods, Inc.                                         30,850              737,932
--------------------------------------------------------------------------------
Hollywood
Entertainment Corp. 1                               38,200              576,820
--------------------------------------------------------------------------------
Jo-Ann Stores,
Inc., Cl. A 1                                       57,000            1,309,290
--------------------------------------------------------------------------------
Jos. A. Banks
Clothiers, Inc. 1                                   22,700              483,964
--------------------------------------------------------------------------------
Lithia Motors, Inc.,
Cl. A 1                                             50,700              795,483
--------------------------------------------------------------------------------
Michaels
Stores, Inc. 1                                      22,800              713,640
--------------------------------------------------------------------------------
Monro Muffler
Brake, Inc. 1                                        2,100               35,490
--------------------------------------------------------------------------------
Mothers Work, Inc. 1                                37,800            1,331,694
--------------------------------------------------------------------------------
Movie Gallery, Inc. 1                              134,725            1,751,425

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Specialty Retail Continued
OfficeMax, Inc. 1                                  374,300          $ 1,871,500
--------------------------------------------------------------------------------
Pacific Sunwear
of California, Inc. 1                               16,050              283,924
--------------------------------------------------------------------------------
Party City Corp. 1                                  44,500              534,000
--------------------------------------------------------------------------------
Pep Boys-Manny,
Moe & Jack                                          92,700            1,075,320
--------------------------------------------------------------------------------
PetsMart, Inc. 1                                    63,400            1,086,042
--------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                90,500            1,713,165
--------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                               36,700            1,833,165
--------------------------------------------------------------------------------
Restoration
Hardware, Inc. 1                                   150,900              756,009
--------------------------------------------------------------------------------
Ross Stores, Inc.                                   51,600            2,187,324
--------------------------------------------------------------------------------
Select Comfort Corp. 1                             127,300            1,196,620
--------------------------------------------------------------------------------
Sharper Image Corp. 1                               71,800            1,251,474
--------------------------------------------------------------------------------
Shoe Carnival, Inc. 1                               39,500              553,435
--------------------------------------------------------------------------------
Sonic
Automotive, Inc. 1                                  87,400            1,299,638
--------------------------------------------------------------------------------
Sports Authority,
Inc. (The) 1                                       106,400              744,800
--------------------------------------------------------------------------------
TBC Corp. 1                                         37,600              451,576
--------------------------------------------------------------------------------
Too, Inc. 1                                         69,600            1,636,992
--------------------------------------------------------------------------------
Tractor Supply Co. 1                                31,700            1,191,920
--------------------------------------------------------------------------------
Tuesday Morning
Corp. 1                                            112,500            1,923,750
--------------------------------------------------------------------------------
United Auto
Group, Inc. 1                                       86,800            1,082,396
--------------------------------------------------------------------------------
Urban Outfitters, Inc. 1                            29,400              692,958
--------------------------------------------------------------------------------
West Marine, Inc. 1                                 62,300              852,887
--------------------------------------------------------------------------------
Zale Corp. 1                                        37,700            1,202,630
                                                                   -------------
                                                                     51,347,680

--------------------------------------------------------------------------------
Textiles & Apparel--1.6%
Ashworth, Inc. 1                                     4,700               30,080
--------------------------------------------------------------------------------
Cherokee, Inc.                                      14,600              213,160
--------------------------------------------------------------------------------
Coach, Inc. 1                                       11,400              375,288
--------------------------------------------------------------------------------
Columbia
Sportswear Co. 1                                    11,700              519,714
--------------------------------------------------------------------------------
Culp, Inc. 1                                        35,000              297,500
--------------------------------------------------------------------------------
DHB Industries, Inc. 1                              35,200               58,432
--------------------------------------------------------------------------------
Escalade, Inc. 1                                       900               18,000
--------------------------------------------------------------------------------
Fossil, Inc. 1                                      67,350            1,369,899
--------------------------------------------------------------------------------
Gildan Activewear,
Inc., Cl. A 1                                        6,300              147,483

                   14 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   Market Value
                                                     Shares          See Note 1
--------------------------------------------------------------------------------
Textiles & Apparel Continued
K-Swiss, Inc., Cl. A                                102,200         $ 2,218,762
--------------------------------------------------------------------------------
Kellwood Co.                                         77,900           2,025,400
--------------------------------------------------------------------------------
Kenneth Cole
Productions, Inc., Cl. A 1                           43,100             874,930
--------------------------------------------------------------------------------
OshKosh B'Gosh,
Inc., Cl. A                                          36,300           1,018,215
--------------------------------------------------------------------------------
Oxford Industries, Inc.                               1,700              43,605
--------------------------------------------------------------------------------
Phillips-Van
Heusen Corp.                                          4,900              56,644
--------------------------------------------------------------------------------
Quaker Fabric Corp. 1                                61,600             428,120
--------------------------------------------------------------------------------
Quicksilver, Inc. 1                                  71,100           1,895,526
--------------------------------------------------------------------------------
Russell Corp.                                        46,600             780,084
--------------------------------------------------------------------------------
Skechers U.S.A.,
Inc., Cl. A 1                                        15,400             130,746
--------------------------------------------------------------------------------
Steven Madden Ltd. 1                                  4,600              83,122
--------------------------------------------------------------------------------
Tommy Hilfiger Corp. 1                              161,600           1,123,120
--------------------------------------------------------------------------------
Tropical Sportswear
International Corp. 1                                 9,400              84,318
--------------------------------------------------------------------------------
Unifi, Inc. 1                                        41,200             216,300
--------------------------------------------------------------------------------
UniFirst Corp.                                       88,100           1,779,620
                                                                   -------------
                                                                     15,788,068

--------------------------------------------------------------------------------
Consumer Staples--4.1%
--------------------------------------------------------------------------------
Beverages--0.2%
Boston Beer Co.,
Inc., Cl. A 1                                        27,200             388,960
--------------------------------------------------------------------------------
Coca-Cola
Bottling Co.                                         18,300           1,180,533
--------------------------------------------------------------------------------
Cott Corp.                                           33,800             602,316
--------------------------------------------------------------------------------
National Beverage Corp. 1                             1,600              24,480
                                                                   -------------
                                                                      2,196,289

--------------------------------------------------------------------------------
Food & Drug Retailing--0.7%
7-Eleven, Inc. 1                                      2,900              21,750
--------------------------------------------------------------------------------
Great Atlantic & Pacific
Tea Co., Inc. (The) 1                               107,300             864,838
--------------------------------------------------------------------------------
Ingles Markets,
Inc., Cl. A                                           1,500              17,355
--------------------------------------------------------------------------------
Pathmark
Stores, Inc. 1                                      187,500             950,625
--------------------------------------------------------------------------------
Penn Traffic Co. (The) 1                              1,200               4,188
--------------------------------------------------------------------------------
Rite Aid Corp. 1                                    697,400           1,708,630
--------------------------------------------------------------------------------
Ruddick Corp.                                        67,700             926,813
--------------------------------------------------------------------------------
Weis Markets, Inc.                                   24,600             763,830


                                                                   Market Value
                                                     Shares          See Note 1
--------------------------------------------------------------------------------
Food & Drug Retailing Continued
Wild Oats
Markets, Inc. 1                                      80,500         $   830,760
--------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.                              58,400             892,352
                                                                   -------------
                                                                      6,981,141

--------------------------------------------------------------------------------
Food Products--1.8%
Alico, Inc.                                             300               7,980
--------------------------------------------------------------------------------
Bridgford Foods Corp.                                   900              10,089
--------------------------------------------------------------------------------
Bunge Ltd.                                           95,300           2,292,918
--------------------------------------------------------------------------------
Central Garden
& Pet Co. 1                                         142,900           2,645,079
--------------------------------------------------------------------------------
Del Monte
Foods Co. 1                                         130,100           1,001,770
--------------------------------------------------------------------------------
Dole Food Co., Inc.                                  59,500           1,938,510
--------------------------------------------------------------------------------
Farmer Brothers Co.                                     300              92,700
--------------------------------------------------------------------------------
Flowers Foods, Inc.                                   3,400              66,334
--------------------------------------------------------------------------------
Fresh Del Monte
Produce, Inc.                                       114,100           2,157,631
--------------------------------------------------------------------------------
Horizon Organic
Holding Corp. 1                                      16,600             268,754
--------------------------------------------------------------------------------
Interstate
Bakeries Corp.                                       32,800             500,200
--------------------------------------------------------------------------------
J & J Snack
Foods Corp. 1                                        29,100           1,039,161
--------------------------------------------------------------------------------
Lancaster
Colony Corp.                                          6,800             265,744
--------------------------------------------------------------------------------
Lance, Inc.                                          68,300             808,604
--------------------------------------------------------------------------------
Maui Land
& Pineapple Co. 1                                       900              14,256
--------------------------------------------------------------------------------
Peet's Coffee
& Tea, Inc. 1                                        92,700           1,309,851
--------------------------------------------------------------------------------
Ralcorp
Holdings, Inc. 1                                     70,200           1,764,828
--------------------------------------------------------------------------------
Sanderson
Farms, Inc.                                          19,400             405,654
--------------------------------------------------------------------------------
Seaboard Corp.                                        1,400             336,000
--------------------------------------------------------------------------------
Seminis, Inc. 1                                       1,600               4,608
--------------------------------------------------------------------------------
Sensient
Technologies Corp.                                   11,000             247,170
--------------------------------------------------------------------------------
Smucker Co.,
J.M. (The)                                            6,365             253,390
--------------------------------------------------------------------------------
Tejon Ranch Co. 1                                     2,800              83,160
--------------------------------------------------------------------------------
Virbac Corp. 1                                          900               5,049
                                                                   -------------
                                                                     17,519,440



                   15 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                   Market Value
                                                      Shares         See Note 1
--------------------------------------------------------------------------------
Household Products--0.9%
Chattem, Inc. 1                                      125,100        $ 2,570,805
--------------------------------------------------------------------------------
Dial Corp. (The)                                      48,200            981,834
--------------------------------------------------------------------------------
Nu Skin Asia
Pacific, Inc., Cl. A                                 145,200          1,738,044
--------------------------------------------------------------------------------
Playtex
Products, Inc. 1                                      85,400            843,752
--------------------------------------------------------------------------------
Revlon, Inc., Cl. A 1                                  2,400              7,344
--------------------------------------------------------------------------------
WD-40 Co.                                             83,500          2,206,070
                                                                   -------------
                                                                      8,347,849

--------------------------------------------------------------------------------
Personal Products--0.3%
Del Laboratories, Inc.                                42,730            863,146
--------------------------------------------------------------------------------
Elizabeth Arden, Inc. 1                               28,100            415,880
--------------------------------------------------------------------------------
NBTY, Inc. 1                                          85,500          1,503,090
                                                                   -------------
                                                                      2,782,116

--------------------------------------------------------------------------------
Tobacco--0.2%
Schweitzer-Mauduit
International, Inc.                                   23,600            578,200
--------------------------------------------------------------------------------
Standard
Commercial Corp.                                      56,200          1,017,220
--------------------------------------------------------------------------------
Vector Group Ltd.                                     38,400            446,208
                                                                   -------------
                                                                      2,041,628

--------------------------------------------------------------------------------
Energy--4.4%
--------------------------------------------------------------------------------
Energy Equipment & Services--1.4%
CHC Helicopter
Corp., Cl. A                                          29,300            527,281
--------------------------------------------------------------------------------
Ensign Resource
Service Group, Inc.                                  114,000          1,202,203
--------------------------------------------------------------------------------
Grey Wolf, Inc. 1                                    170,500            680,295
--------------------------------------------------------------------------------
Gulfmark
Offshore, Inc. 1                                      50,600            746,350
--------------------------------------------------------------------------------
Helmerich
& Payne, Inc.                                         51,500          1,437,365
--------------------------------------------------------------------------------
Hydril Co.1                                           28,700            676,459
--------------------------------------------------------------------------------
NS Group, Inc. 1                                       9,500             61,940
--------------------------------------------------------------------------------
Oceaneering
International, Inc. 1                                 64,200          1,588,308
--------------------------------------------------------------------------------
Offshore
Logistics, Inc. 1                                     23,600            517,312
--------------------------------------------------------------------------------
Oil States
International, Inc. 1                                 58,300            752,070
--------------------------------------------------------------------------------
Parker Drilling Co. 1                                 26,500             58,830

                                                                   Market Value
                                                      Shares         See Note 1
--------------------------------------------------------------------------------
Energy Equipment & Services Continued
Patterson-UTI
Energy, Inc. 1                                         9,700        $   292,649
--------------------------------------------------------------------------------
Petroleum
Helicopters, Inc. 1                                      800             23,992
--------------------------------------------------------------------------------
Pride
International, Inc. 1                                 24,300            362,070
--------------------------------------------------------------------------------
RPC, Inc.                                              1,200             13,920
--------------------------------------------------------------------------------
Tesco Corp. 1                                         16,100            190,779
--------------------------------------------------------------------------------
Trican Well
Service Ltd. 1                                       147,600          1,887,277
--------------------------------------------------------------------------------
Trico Marine
Services, Inc. 1                                      19,000             63,270
--------------------------------------------------------------------------------
Unit Corp. 1                                          66,500          1,233,575
--------------------------------------------------------------------------------
Willbros Group, Inc. 1                                96,700            794,874
                                                                   -------------
                                                                     13,110,819

--------------------------------------------------------------------------------
Oil & Gas--3.0%
Baytex Energy Ltd. 1                                 139,000            746,120
--------------------------------------------------------------------------------
Berry Petroleum
Co., Cl. A                                             2,200             37,510
--------------------------------------------------------------------------------
BlackRock
Ventures, Inc. 1                                     283,000            422,762
--------------------------------------------------------------------------------
Brown (Tom), Inc. 1                                   64,300          1,613,930
--------------------------------------------------------------------------------
Callon
Petroleum Co. 1                                       89,200            298,820
--------------------------------------------------------------------------------
Canadian 88
Energy Corp. 1                                       386,800            621,897
--------------------------------------------------------------------------------
Canadian 88
Energy Corp. 1                                         7,000             11,200
--------------------------------------------------------------------------------
Canadian 88
Energy Corp. 1,2                                    428,200            688,459
--------------------------------------------------------------------------------
Canadian Natural
Resources Ltd.                                         1,402             41,597
--------------------------------------------------------------------------------
Canadian Superior
Energy, Inc. 1                                       259,424            246,320
--------------------------------------------------------------------------------
Chesapeake
Energy Corp.                                         278,000          2,151,720
--------------------------------------------------------------------------------
Cimarex
Energy Co. 1                                          61,470          1,100,313
--------------------------------------------------------------------------------
Compton
Petroleum Corp. 1                                    400,000          1,288,771
--------------------------------------------------------------------------------
Denbury
Resources, Inc. 1                                    148,900          1,682,570


                   16 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Oil & Gas Continued
Eastern American
Natural Gas Trust                                      700          $    13,454
--------------------------------------------------------------------------------
Frontier Oil Corp.                                 117,800            2,028,516
--------------------------------------------------------------------------------
Holly Corp.                                         48,200            1,053,170
--------------------------------------------------------------------------------
Houston
Exploration Co. 1                                      800               24,480
--------------------------------------------------------------------------------
Impact Energy, Inc. 1                              158,800              174,903
--------------------------------------------------------------------------------
Paramount
Resources Ltd. 1                                   220,000            2,088,872
--------------------------------------------------------------------------------
Patina Oil
& Gas Corp.                                         49,650            1,571,423
--------------------------------------------------------------------------------
Peyto Exploration &
Development Corp. 1                                300,700            2,122,297
--------------------------------------------------------------------------------
Pogo Producing Co.                                  21,500              800,875
--------------------------------------------------------------------------------
Premcor, Inc. 1                                     60,700            1,349,361
--------------------------------------------------------------------------------
Purcell Energy Ltd. 1                              588,100            1,083,283
--------------------------------------------------------------------------------
Quicksilver
Resources, Inc. 1                                   37,800              847,854
--------------------------------------------------------------------------------
Resource America,
Inc., Cl. A                                            300                2,703
--------------------------------------------------------------------------------
Rio Alto Resources
International, Inc. 1                              479,300              218,443
--------------------------------------------------------------------------------
St. Mary Land &
Exploration Co.                                      9,600              240,000
--------------------------------------------------------------------------------
Stelmar Shipping Ltd. 1                              2,700               40,662
--------------------------------------------------------------------------------
Sunoco, Inc.                                        27,900              925,722
--------------------------------------------------------------------------------
Upton Resources, Inc. 1                            146,400              384,580
--------------------------------------------------------------------------------
Vermilion
Resources Ltd. 1                                   256,700            1,819,876
--------------------------------------------------------------------------------
Western Gas
Resources, Inc.                                     46,000            1,695,100
                                                                   -------------
                                                                     29,437,563

--------------------------------------------------------------------------------
Financials--13.6%
--------------------------------------------------------------------------------
Banks--10.2%
1st Source Corp.                                    23,650              396,137
--------------------------------------------------------------------------------
Allegiant Bancorp, Inc.                             18,900              344,528
--------------------------------------------------------------------------------
American Financial
Holdings, Inc.                                      19,400              579,672
--------------------------------------------------------------------------------
Anchor BanCorp
Wisconsin, Inc.                                     38,400              796,800
--------------------------------------------------------------------------------
Arrow Financial Corp.                               18,993              584,415
--------------------------------------------------------------------------------
Astoria Financial Corp.                             25,800              700,470
--------------------------------------------------------------------------------
BancFirst Corp.                                      4,300              202,100

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Banks Continued
Bank Mutual Corp.                                   26,300          $   608,319
--------------------------------------------------------------------------------
Bank of Hawaii Corp.                                28,700              872,193
--------------------------------------------------------------------------------
Bank of
the Ozarks, Inc.                                       400                9,376
--------------------------------------------------------------------------------
BankUnited
Financial Corp., Cl. A 1                            83,000            1,342,940
--------------------------------------------------------------------------------
Bay View Capital Corp. 1                            75,000              431,250
--------------------------------------------------------------------------------
Berkshire Hills
Bancorp, Inc.                                       10,700              251,985
--------------------------------------------------------------------------------
Brookline
Bancorp, Inc.                                      100,065            1,190,773
--------------------------------------------------------------------------------
California First
National Bancorp                                       900               11,520
--------------------------------------------------------------------------------
Camden National
Corp                                                 1,000               24,200
--------------------------------------------------------------------------------
Capital City
Bank Group, Inc.                                     4,100              160,679
--------------------------------------------------------------------------------
Capitol Bancorp Ltd.                                13,800              320,160
--------------------------------------------------------------------------------
Cascade Bancorp                                     11,800              163,076
--------------------------------------------------------------------------------
Cathay Bancorp, Inc.                                 8,000              303,920
--------------------------------------------------------------------------------
CB Bancshares, Inc.                                 23,230              987,740
--------------------------------------------------------------------------------
CFS Bancorp, Inc.                                   28,600              408,980
--------------------------------------------------------------------------------
Chemical
Financial Corp.                                      1,900               61,085
--------------------------------------------------------------------------------
Citizens First
Bancorp, Inc.                                       17,600              370,638
--------------------------------------------------------------------------------
Citizens South
Banking Corp.                                       14,600              148,920
--------------------------------------------------------------------------------
City Holding Co.                                    14,600              412,596
--------------------------------------------------------------------------------
Coastal
Bancorp, Inc.                                       11,900              384,965
--------------------------------------------------------------------------------
Coastal
Financial Corp.                                        300                4,092
--------------------------------------------------------------------------------
Columbia Bancorp                                       100                2,203
--------------------------------------------------------------------------------
Commonwealth
Bancorp, Inc.                                       55,200            2,559,624
--------------------------------------------------------------------------------
Community First
Bankshares, Inc.                                    47,600            1,259,496
--------------------------------------------------------------------------------
Connecticut
Bancshares, Inc.                                    57,900            2,226,255
--------------------------------------------------------------------------------
CPB, Inc.                                           28,100              771,345
--------------------------------------------------------------------------------
CVB Financial Corp.                                 48,525            1,233,991
--------------------------------------------------------------------------------
Dime Community
Bancshares, Inc.                                    82,750            1,584,662


                   17 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                   Market Value
                                                     Shares          See Note 1
--------------------------------------------------------------------------------
Banks Continued
East West
Bancorp, Inc.                                        39,900          $1,439,592
--------------------------------------------------------------------------------
F&M Bancorp                                           7,800             249,600
--------------------------------------------------------------------------------
F.N.B. Corp.                                         25,252             694,935
--------------------------------------------------------------------------------
Fidelity
Bankshares, Inc.                                     84,165           1,506,553
--------------------------------------------------------------------------------
First BanCorp,
Puerto Rico                                          36,600             827,160
--------------------------------------------------------------------------------
First Busey Corp.                                       100               2,306
--------------------------------------------------------------------------------
First Charter Corp.                                   8,700             156,687
--------------------------------------------------------------------------------
First Citizens
BancShares, Inc., Cl. A                               5,400             521,640
--------------------------------------------------------------------------------
First Commonwealth
Financial Corp.                                       2,800              32,200
--------------------------------------------------------------------------------
First Community
Bancshares, Inc.                                     39,600           1,218,096
--------------------------------------------------------------------------------
First Essex Bancorp, Inc.                             6,150             205,410
--------------------------------------------------------------------------------
First Federal
Capital Corp.                                        85,900           1,658,643
--------------------------------------------------------------------------------
First Financial
Bankshares, Inc.                                      5,900             224,200
--------------------------------------------------------------------------------
First Financial
Holdings, Inc.                                       45,200           1,119,152
--------------------------------------------------------------------------------
First Indiana Corp.                                  15,900             294,309
--------------------------------------------------------------------------------
First Midwest
Bancorp, Inc.                                        25,250             674,428
--------------------------------------------------------------------------------
First Niagara Financial
Group, Inc.                                          21,300             556,356
--------------------------------------------------------------------------------
First of Long Island
Corp. (The)                                             300              10,950
--------------------------------------------------------------------------------
First Place
Financial Corp.                                      27,900             463,977
--------------------------------------------------------------------------------
First South
Bancorp, Inc.                                           900              32,022
--------------------------------------------------------------------------------
First State
Bancorporation                                       23,800             590,240
--------------------------------------------------------------------------------
FirstFed America
Bancorp, Inc.                                         7,300             181,405
--------------------------------------------------------------------------------
Flagstar Bancorp, Inc.                               95,700           2,067,120
--------------------------------------------------------------------------------
Flushing
Financial Corp.                                      43,260             708,512
--------------------------------------------------------------------------------
FNB Corp.                                               900              21,357
--------------------------------------------------------------------------------
Franklin Financial Corp.                                900              20,637
--------------------------------------------------------------------------------
Frontier Financial Corp.                             18,400             470,672


                                                                   Market Value
                                                     Shares          See Note 1
--------------------------------------------------------------------------------
Banks Continued
German American
Bancorp                                                 900          $   13,995
--------------------------------------------------------------------------------
Glacier Bancorp, Inc.                                47,400           1,116,744
--------------------------------------------------------------------------------
Granite State
Bankshares, Inc.                                     21,100             921,859
--------------------------------------------------------------------------------
Great Southern
Bancorp, Inc.                                         1,000              36,750
--------------------------------------------------------------------------------
Hanmi Financial Corp.                                19,300             321,538
--------------------------------------------------------------------------------
Harbor Florida
Bancshares, Inc.                                     90,900           2,047,068
--------------------------------------------------------------------------------
Harleysville
National Corp.                                       12,000             318,360
--------------------------------------------------------------------------------
Hawthorne
Financial Corp. 1                                    31,900             910,426
--------------------------------------------------------------------------------
Hibernia Corp., Cl. A                                20,400             392,904
--------------------------------------------------------------------------------
Hudson
River Bancorp, Inc.                                  29,000             717,750
--------------------------------------------------------------------------------
Hudson United
Bancorp                                              26,800             833,480
--------------------------------------------------------------------------------
IBERIABANK Corp.                                     32,350           1,299,176
--------------------------------------------------------------------------------
Independence
Community
Bank Corp.                                           72,500           1,840,050
--------------------------------------------------------------------------------
Independent Bank
Corp.-Massachusetts                                  67,100           1,529,880
--------------------------------------------------------------------------------
Independent Bank
Corp.-Michigan                                       62,513           1,891,643
--------------------------------------------------------------------------------
International
Bancshares Corp.                                     23,725             935,951
--------------------------------------------------------------------------------
ITLA Capital Corp. 1                                 55,600           1,847,588
--------------------------------------------------------------------------------
Local
Financial Corp. 1                                    84,000           1,230,600
--------------------------------------------------------------------------------
LSB Bancshares, Inc.                                  1,800              29,160
--------------------------------------------------------------------------------
Macatawa
Bank Corp.                                              300               5,955
--------------------------------------------------------------------------------
MAF Bancorp, Inc.                                    64,000           2,176,000
--------------------------------------------------------------------------------
Main Street
Banks, Inc.                                          12,300             236,160
--------------------------------------------------------------------------------
MB Financial, Inc.                                   27,100             942,809
--------------------------------------------------------------------------------
Midwest Banc
Holdings, Inc.                                       51,600             977,820
--------------------------------------------------------------------------------
NASB Financial, Inc.                                    600              13,800
--------------------------------------------------------------------------------
National Penn
Bancshares, Inc.                                      9,585             254,482
--------------------------------------------------------------------------------
NBT Bancorp, Inc.                                    38,700             660,609

                   18 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Banks Continued
Northwest
Bancorp, Inc.                                          100          $     1,479
--------------------------------------------------------------------------------
OceanFirst
Financial Corp.                                     49,700            1,115,765
--------------------------------------------------------------------------------
Old National
Bancorp                                             12,900              313,470
--------------------------------------------------------------------------------
Old Second
Bancorp, Inc.                                       44,433            1,644,021
--------------------------------------------------------------------------------
Oriental Financial
Group, Inc.                                          5,200              127,816
--------------------------------------------------------------------------------
Pacific Capital
Bancorp                                             70,100            1,784,045
--------------------------------------------------------------------------------
Pacific Northwest
Bancorp                                             64,200            1,605,000
--------------------------------------------------------------------------------
Peapack-Gladstone
Financial Corp.                                      1,700               58,225
--------------------------------------------------------------------------------
PennFed Financial
Services, Inc.                                      21,900              594,585
--------------------------------------------------------------------------------
PennRock Financial
Services Corp.                                       1,800               49,950
--------------------------------------------------------------------------------
PFF Bancorp, Inc.                                   41,400            1,293,750
--------------------------------------------------------------------------------
Port Financial Corp.                                41,100            1,833,882
--------------------------------------------------------------------------------
Prosperity
Bancshares, Inc.                                    95,000            1,805,000
--------------------------------------------------------------------------------
Provident
Bankshares Corp.                                     4,800              110,933
--------------------------------------------------------------------------------
Quaker City
Bancorp, Inc. 1                                     42,825            1,410,227
--------------------------------------------------------------------------------
R&G Financial
Corp., Cl. B                                        76,600            1,780,950
--------------------------------------------------------------------------------
Republic Bancorp, Inc.                               6,870               80,860
--------------------------------------------------------------------------------
Republic
Bancorp, Inc., Cl. A                                42,250              476,158
--------------------------------------------------------------------------------
Republic
Bancshares, Inc. 1                                   2,100               41,265
--------------------------------------------------------------------------------
Riggs National Corp.                                 1,400               21,686
--------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                69,200            1,247,676
--------------------------------------------------------------------------------
S&T Bancorp, Inc.                                   49,100            1,230,004
--------------------------------------------------------------------------------
S.Y. Bancorp, Inc.                                     100                3,710
--------------------------------------------------------------------------------
Sandy Spring
Bancorp, Inc.                                       29,500              929,250
--------------------------------------------------------------------------------
Seacoast Banking
Corp. of Florida                                    82,500            1,554,300
--------------------------------------------------------------------------------
Second Bancorp, Inc.                                20,400              540,600
--------------------------------------------------------------------------------
South Financial
Group, Inc. (The)                                   28,100              580,546

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Banks Continued
Southern Financial
Bancorp, Inc.                                        5,700          $   171,570
--------------------------------------------------------------------------------
Southwest
Bancorp, Inc.                                        6,200              159,712
--------------------------------------------------------------------------------
Sovereign
Bancorp, Inc.                                      150,000            2,107,500
--------------------------------------------------------------------------------
St. Francis
Capital Corp.                                       21,600              505,872
--------------------------------------------------------------------------------
State Bancorp, Inc.                                 35,895              646,110
--------------------------------------------------------------------------------
Staten Island
Bancorp, Inc.                                       81,400            1,639,396
--------------------------------------------------------------------------------
Sterling Bancorp                                     4,540              119,493
--------------------------------------------------------------------------------
Sterling
Bancshares, Inc.                                     5,750               70,265
--------------------------------------------------------------------------------
Sterling
Financial Corp.                                      2,500               47,050
--------------------------------------------------------------------------------
Sun Bancorp, Inc.                                      900               16,434
--------------------------------------------------------------------------------
Sun Bancorp, Inc. 1                                    200                2,660
--------------------------------------------------------------------------------
Superior
Financial Corp.                                     43,500              799,139
--------------------------------------------------------------------------------
Texas Regional
Bancshares, Inc., Cl. A                             10,500              373,181
--------------------------------------------------------------------------------
TierOne Corp. 1                                     73,200            1,109,712
--------------------------------------------------------------------------------
TriCo Bancshares                                     1,200               29,520
--------------------------------------------------------------------------------
Troy Financial Corp.                                31,075              838,404
--------------------------------------------------------------------------------
Trust Co. of
New Jersey (The)                                     2,000               55,662
--------------------------------------------------------------------------------
U.S.B. Holding
Co., Inc.                                              900               15,930
--------------------------------------------------------------------------------
UCBH Holdings, Inc.                                 26,900            1,141,905
--------------------------------------------------------------------------------
UMB Financial Corp.                                 10,300              394,088
--------------------------------------------------------------------------------
Union
Bankshares Corp.                                       400               10,900
--------------------------------------------------------------------------------
Unizan
Financial Corp.                                     35,935              709,716
--------------------------------------------------------------------------------
Webster
Financial Corp.                                     29,800            1,037,040
--------------------------------------------------------------------------------
WesBanco, Inc.                                       4,200               98,238
--------------------------------------------------------------------------------
West Coast Bancorp                                   1,000               15,150
--------------------------------------------------------------------------------
Westcorp                                            41,400              869,400
--------------------------------------------------------------------------------
Willow Grove
Bancorp, Inc.                                       54,000              750,600
--------------------------------------------------------------------------------
WSFS Financial Corp.                                54,800            1,806,756
                                                                   -------------
                                                                     98,938,377

                   19 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Diversified Financials--1.4%
American
Home Mortgage
Holdings, Inc.                                      16,800          $   184,800
--------------------------------------------------------------------------------
Cash America
International, Inc.                                132,400            1,260,448
--------------------------------------------------------------------------------
Credit Acceptance
Corp. 1                                            124,200              792,520
--------------------------------------------------------------------------------
Dominion Resources
Black Warrior Trust                                  6,400              138,560
--------------------------------------------------------------------------------
Doral Financial Corp.                               49,750            1,422,850
--------------------------------------------------------------------------------
E*TRADE Group, Inc. 1                              129,700              630,342
--------------------------------------------------------------------------------
Federal Agricultural
Mortgage Corp.,
Non-Vtg. 1                                           4,800              147,072
--------------------------------------------------------------------------------
Financial Federal Corp. 1                           15,800              397,054
--------------------------------------------------------------------------------
Friedman, Billings,
Ramsey Group, Inc. 1                               187,900            1,758,744
--------------------------------------------------------------------------------
iDine Rewards
Network, Inc. 1                                     70,400              747,648
--------------------------------------------------------------------------------
John Nuveen
Co. (The), Cl. A                                     5,600              141,960
--------------------------------------------------------------------------------
Metris Cos., Inc.                                  229,500              566,865
--------------------------------------------------------------------------------
New Century
Financial Corp.                                     54,900            1,393,911
--------------------------------------------------------------------------------
Providian
Financial Corp. 1                                  290,200            1,883,398
--------------------------------------------------------------------------------
SoundView Technology
Group, Inc. 1                                       33,600               50,400
--------------------------------------------------------------------------------
Student Loan
Corp. (The)                                         17,000            1,662,600
--------------------------------------------------------------------------------
World Acceptance
Corp. 1                                             17,600              133,936
                                                                   -------------
                                                                     13,313,108

--------------------------------------------------------------------------------
Insurance--1.7%
21st Century
Insurance Group                                      2,000               25,040
--------------------------------------------------------------------------------
Alfa Corp.                                          80,800              970,489
--------------------------------------------------------------------------------
American Medical
Security Group, Inc. 1                              36,000              503,280
--------------------------------------------------------------------------------
AmerUs Group Co.                                    41,000            1,159,070
--------------------------------------------------------------------------------
ANFI, Inc.                                          41,800              616,550
--------------------------------------------------------------------------------
Arch Capital
Group Ltd. 1                                         2,400               74,808
--------------------------------------------------------------------------------
Argonaut Group, Inc.                                 4,300               63,425
--------------------------------------------------------------------------------
Brown & Brown, Inc.                                 43,400            1,402,688


                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Insurance Continued
Citizens, Inc. 1                                    24,900          $   186,750
--------------------------------------------------------------------------------
CNA Surety Corp.                                    18,900              148,365
--------------------------------------------------------------------------------
Commerce
Group, Inc. (The)                                   16,600              622,334
--------------------------------------------------------------------------------
Crawford & Co.,
Cl A, Non-Vtg                                          300                1,230
--------------------------------------------------------------------------------
Danielson
Holding Corp. 1                                      1,000                1,400
--------------------------------------------------------------------------------
EMC Insurance
Group, Inc.                                          1,600               28,592
--------------------------------------------------------------------------------
FBL Financial
Group, Inc., Cl. A                                   1,100               21,417
--------------------------------------------------------------------------------
Fidelity National
Financial, Inc.                                     26,840              881,157
--------------------------------------------------------------------------------
Fremont
General Corp.                                       91,900              412,631
--------------------------------------------------------------------------------
Hub
International Ltd.                                  32,300              414,409
--------------------------------------------------------------------------------
Independence
Holding Co.                                            900               19,323
--------------------------------------------------------------------------------
IPC Holdings Ltd. 1                                 19,500              615,030
--------------------------------------------------------------------------------
LandAmerica
Financial Group, Inc.                                3,500              124,075
--------------------------------------------------------------------------------
National Western Life
Insurance Co., Cl. A 1                               1,300              124,800
--------------------------------------------------------------------------------
Navigators
Group, Inc. (The) 1                                    300                6,885
--------------------------------------------------------------------------------
NYMAGIC, Inc. 1                                        900               17,505
--------------------------------------------------------------------------------
Odyssey
Re Holdings Corp.                                   54,400              962,880
--------------------------------------------------------------------------------
Ohio Casualty Corp. 1                               23,500              304,325
--------------------------------------------------------------------------------
Penn-America
Group, Inc.                                          1,300               11,765
--------------------------------------------------------------------------------
Pico Holdings, Inc. 1                                4,000               52,964
--------------------------------------------------------------------------------
Reinsurance Group
of America, Inc.                                    39,200            1,061,536
--------------------------------------------------------------------------------
RenaissanceRe
Holdings Ltd.                                       46,500            1,841,400
--------------------------------------------------------------------------------
RLI Corp.                                           55,200            1,540,080
--------------------------------------------------------------------------------
StanCorp
Financial Group, Inc.                                5,400              263,790
--------------------------------------------------------------------------------
Stewart Information
Services Corp. 1                                    35,100              750,789
--------------------------------------------------------------------------------
Triad
Guaranty, Inc. 1                                    30,000            1,105,800

                   20 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Insurance Continued
United Fire &
Casualty Co.                                           300          $    10,035
--------------------------------------------------------------------------------
Zenith National
Insurance Corp.                                     23,100              543,312
                                                                   -------------
                                                                     16,889,929

--------------------------------------------------------------------------------
Real Estate--0.3%
Anworth Mortgage
Asset Corp.                                         33,750              424,238
--------------------------------------------------------------------------------
Apex Mortgage
Capital, Inc.                                       22,200              145,188
--------------------------------------------------------------------------------
Capital
Automotive REIT                                      9,700              229,890
--------------------------------------------------------------------------------
Chelsea Property
Group, Inc.                                          5,800              193,198
--------------------------------------------------------------------------------
Correctional
Properties Trust                                    11,600              251,720
--------------------------------------------------------------------------------
Jones Lang
LaSalle, Inc. 1                                     12,400              190,712
--------------------------------------------------------------------------------
Pan Pacific Retail
Properties, Inc.                                     6,800              248,404
--------------------------------------------------------------------------------
Prentiss
Properties Trust                                     6,800              192,304
--------------------------------------------------------------------------------
Ramco-Gershenson
Properties Trust                                    17,700              349,575
--------------------------------------------------------------------------------
Redwood Trust, Inc.                                  5,900              163,430
--------------------------------------------------------------------------------
Stratus Properties, Inc. 1                          21,666              199,327
--------------------------------------------------------------------------------
Urstadt Biddle
Properties, Inc.                                     1,000               12,640
--------------------------------------------------------------------------------
W.P. Carey & Co. LLC                                 2,200               54,450
                                                                   -------------
                                                                      2,655,076

--------------------------------------------------------------------------------
Health Care--14.1%
--------------------------------------------------------------------------------
Biotechnology--5.1%
Abgenix, Inc. 1                                    117,100              863,027
--------------------------------------------------------------------------------
Adolor Corp. 1                                      21,900              304,629
--------------------------------------------------------------------------------
Alkermes, Inc. 1                                    32,700              205,029
--------------------------------------------------------------------------------
Amylin
Pharmaceuticals, Inc. 1                             68,200            1,100,748
--------------------------------------------------------------------------------
Applera Corp./Celera
Genomics Group 1                                   194,400            1,856,520
--------------------------------------------------------------------------------
Ariad
Pharmaceuticals, Inc. 1                             16,900               39,208
--------------------------------------------------------------------------------
ArQule, Inc. 1                                      25,800               78,690
--------------------------------------------------------------------------------
Array BioPharma, Inc. 1                             66,700              370,185


                                                                   Market Value
                                                    Shares           See Note 1
--------------------------------------------------------------------------------
Biotechnology Continued
AVI BioPharma, Inc. 1                               44,100          $   220,500
--------------------------------------------------------------------------------
Bentley
Pharmaceuticals, Inc. 1                             10,500               84,525
--------------------------------------------------------------------------------
BioMarin
Pharmaceutical, Inc. 1                              53,500              377,175
--------------------------------------------------------------------------------
BioReliance Corp. 1                                 67,400            1,561,658
--------------------------------------------------------------------------------
Caliper
Technologies Corp. 1                                15,100               44,696
--------------------------------------------------------------------------------
Celgene Corp. 1                                     87,700            1,882,919
--------------------------------------------------------------------------------
Cell Genesys, Inc. 1                                 5,300               59,100
--------------------------------------------------------------------------------
Cephalon, Inc. 1                                    19,400              944,159
--------------------------------------------------------------------------------
Charles River
Laboratories
International, Inc. 1                               32,300            1,242,904
--------------------------------------------------------------------------------
Ciphergen
Biosystems, Inc. 1                                  20,900               72,105
--------------------------------------------------------------------------------
CuraGen Corp. 1                                    108,700              505,455
--------------------------------------------------------------------------------
CV Therapeutics, Inc. 1                             39,000              710,580
--------------------------------------------------------------------------------
deCODE genetics, Inc. 1                             17,600               32,560
--------------------------------------------------------------------------------
Discovery Partners
International, Inc. 1                                3,600               10,008
--------------------------------------------------------------------------------
Diversa Corp. 1                                     17,500              158,375
--------------------------------------------------------------------------------
Embrex, Inc. 1                                      38,800              431,767
--------------------------------------------------------------------------------
Enzo Biochem, Inc. 1                                32,100              449,400
--------------------------------------------------------------------------------
Exact Sciences Corp. 1                             153,100            1,658,073
--------------------------------------------------------------------------------
Exelixis, Inc. 1                                    53,000              424,000
--------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                   87,700            2,087,172
--------------------------------------------------------------------------------
Genta, Inc. 1                                      214,600            1,650,274
--------------------------------------------------------------------------------
Genzyme Corp./
Genzyme Biosurgery
Division 1                                           3,100                7,905
--------------------------------------------------------------------------------
ICOS Corp. 1                                        43,900            1,027,699
--------------------------------------------------------------------------------
Idexx
Laboratories, Inc. 1                                71,200            2,338,920
--------------------------------------------------------------------------------
ILEX Oncology, Inc. 1                               24,400              172,264
--------------------------------------------------------------------------------
ImClone
Systems, Inc. 1                                    100,500            1,067,411
--------------------------------------------------------------------------------
ImmunoGen, Inc. 1                                   22,000               68,200
--------------------------------------------------------------------------------
Incyte
Pharmaceuticals, Inc. 1                             58,300              265,848
--------------------------------------------------------------------------------
Ligand
Pharmaceuticals,
Inc., Cl. B 1                                       76,600              411,342
--------------------------------------------------------------------------------
Luminex Corp. 1                                     24,100               99,051


                   21 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                             Market Value
                                                   Shares      See Note 1
---------------------------------------------------------------------------
Biotechnology Continued
Martek
Biosciences Corp. 1                                94,700     $ 2,371,288
---------------------------------------------------------------------------
Medicines Co. (The) 1                             119,100       1,907,982
---------------------------------------------------------------------------
Myriad
Genetics, Inc. 1                                  115,200       1,681,920
---------------------------------------------------------------------------
NeoPharm, Inc. 1                                    8,800          89,232
---------------------------------------------------------------------------
Neose
Technologies, Inc. 1                               18,700         161,568
---------------------------------------------------------------------------
Nuerocrine
Biosciences, Inc. 1                                33,200       1,515,912
---------------------------------------------------------------------------
Protein
Design Labs, Inc. 1                               250,000       2,125,000
---------------------------------------------------------------------------
Regeneron
Pharmaceuticals, Inc. 1                            73,100       1,353,081
---------------------------------------------------------------------------
Ribapharm, Inc. 1                                  73,100         478,805
---------------------------------------------------------------------------
Sangamo
BioSciences, Inc. 1                                   800           2,408
---------------------------------------------------------------------------
SangStat Medical Corp. 1                           78,200         883,660
---------------------------------------------------------------------------
Sepracor, Inc. 1                                  249,700       2,414,599
---------------------------------------------------------------------------
Tanox, Inc. 1                                      26,400         238,920
---------------------------------------------------------------------------
Techne Corp. 1                                     41,500       1,185,572
---------------------------------------------------------------------------
Telik, Inc. 1                                     195,600       2,280,696
---------------------------------------------------------------------------
Third Wave
Technologies, Inc. 1                                  800           2,152
---------------------------------------------------------------------------
Trimeris, Inc. 1                                   44,400       1,916,748
---------------------------------------------------------------------------
Tularik, Inc. 1                                   125,900         939,214
---------------------------------------------------------------------------
United
Therapeutics Corp. 1                               82,900       1,384,430
---------------------------------------------------------------------------
V.I. Technologies, Inc. 1                          74,600          75,346
---------------------------------------------------------------------------
VaxGen, Inc. 1                                     63,300       1,222,323
---------------------------------------------------------------------------
Vical, Inc. 1                                       1,700           5,899
---------------------------------------------------------------------------
XOMA Ltd. 1                                       133,300         563,859
                                                              -------------
                                                               49,684,695

---------------------------------------------------------------------------
Health Care Equipment & Supplies--3.6%
ABIOMED, Inc. 1                                    25,800          93,912
---------------------------------------------------------------------------
Advanced Medical
Optics, Inc. 1                                    106,500       1,274,805
---------------------------------------------------------------------------
Advanced
Neuromodulation
Systems, Inc. 1                                    40,000       1,404,000
---------------------------------------------------------------------------
Aksys Ltd. 1                                       96,000         508,800
---------------------------------------------------------------------------
Alaris Medical, Inc. 1                            102,600         625,860


                                                             Market Value
                                                   Shares      See Note 1
---------------------------------------------------------------------------
Health Care Equipment & Supplies Continued
Arrow
International, Inc.                                 3,800      $  154,546
---------------------------------------------------------------------------
Bio-Rad Laboratories,
Inc., Cl. A 1                                      20,000         774,000
---------------------------------------------------------------------------
Biosite, Inc. 1                                    84,600       2,878,092
---------------------------------------------------------------------------
Cardiac Science, Inc. 1                            38,700          85,527
---------------------------------------------------------------------------
CardioDynamics
International Corp. 1                              11,400          34,998
---------------------------------------------------------------------------
Cerus Corp. 1                                      48,100       1,034,150
---------------------------------------------------------------------------
Closure
Medical Corp. 1                                     2,100          22,008
---------------------------------------------------------------------------
Conceptus, Inc. 1                                  47,600         570,248
---------------------------------------------------------------------------
Cooper Cos.,
Inc. (The)                                         52,600       1,316,052
---------------------------------------------------------------------------
Cyberonics, Inc. 1                                 14,800         272,320
---------------------------------------------------------------------------
HealthTronics
Surgical Services, Inc. 1                          70,500         564,775
---------------------------------------------------------------------------
Hologic, Inc. 1                                   166,900       2,037,849
---------------------------------------------------------------------------
ICU Medical, Inc. 1                                 2,000          74,600
---------------------------------------------------------------------------
Illumina, Inc. 1                                    7,000          23,590
---------------------------------------------------------------------------
Immucor, Inc. 1                                   135,950       2,752,988
---------------------------------------------------------------------------
Inamed Corp. 1                                      3,100          95,480
---------------------------------------------------------------------------
Intuitive
Surgical, Inc. 1                                   43,000         264,880
---------------------------------------------------------------------------
Kyphon, Inc. 1                                     22,200         189,588
---------------------------------------------------------------------------
Lifecore
Biomedical, Inc. 1                                  2,800          24,024
---------------------------------------------------------------------------
Lifeline Systems, Inc. 1                           16,300         365,609
---------------------------------------------------------------------------
Medical Action
Industries, Inc. 1                                 11,200         121,520
---------------------------------------------------------------------------
Mentor Corp.                                        9,300         358,050
---------------------------------------------------------------------------
Meridian Medical
Technologies, Inc. 1                               56,200       2,495,280
---------------------------------------------------------------------------
Merit Medical
Systems, Inc. 1                                   134,200       2,673,264
---------------------------------------------------------------------------
Mine Safety
Applicances Co.                                    14,300         461,175
---------------------------------------------------------------------------
Novoste Corp. 1                                       600           4,332
---------------------------------------------------------------------------
Ocular
Sciences, Inc. 1                                   50,500         783,760
---------------------------------------------------------------------------
OrthoLogic Corp. 1                                 99,800         360,278
---------------------------------------------------------------------------
Osteotech, Inc. 1                                  17,500         112,700
---------------------------------------------------------------------------
PolyMedica Corp. 1                                 23,300         718,572
---------------------------------------------------------------------------
Possis Medical, Inc. 1                             80,800       1,454,400


                   22 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                               Market Value
                                                    Shares       See Note 1
------------------------------------------------------------------------------
Health Care Equipment & Supplies Continued
Q-Med, Inc. 1                                        6,300      $    39,438
------------------------------------------------------------------------------
Quidel Corp. 1                                      51,900          180,041
------------------------------------------------------------------------------
Radiologix, Inc. 1                                  85,500          197,505
------------------------------------------------------------------------------
Rita Medical
Systems, Inc. 1                                      4,700           23,735
------------------------------------------------------------------------------
Sonic
Innovations, Inc. 1                                  4,000           15,240
------------------------------------------------------------------------------
Steris Corp. 1                                      84,000        2,037,000
------------------------------------------------------------------------------
SurModics, Inc. 1                                   53,300        1,528,644
------------------------------------------------------------------------------
Theragenics Corp. 1                                 30,500          122,915
------------------------------------------------------------------------------
TriPath
Imaging, Inc. 1                                      1,200            3,216
------------------------------------------------------------------------------
Vasomedical, Inc. 1                                 38,900           36,566
------------------------------------------------------------------------------
Vital Signs, Inc.                                   27,700          827,676
------------------------------------------------------------------------------
West Pharmaceutical
Services, Inc.                                      12,900          314,760
------------------------------------------------------------------------------
Wright Medical
Group, Inc. 1                                       25,400          443,459
------------------------------------------------------------------------------
Young Innovations, Inc. 1                           87,700        2,040,779
                                                                --------------
                                                                 34,797,006

------------------------------------------------------------------------------
Health Care Providers & Services--3.5%
Alderwoods Group, Inc. 1                             3,400           16,116
------------------------------------------------------------------------------
Alliance Imaging, Inc. 1                            20,100          106,530
------------------------------------------------------------------------------
Allscripts Healthcare
Solutions, Inc. 1                                    6,400           15,296
------------------------------------------------------------------------------
AMERIGROUP Corp. 1                                  29,200          885,052
------------------------------------------------------------------------------
AMN Healthcare
Services, Inc. 1                                    38,300          647,653
------------------------------------------------------------------------------
AmSurg Corp. 1                                      56,400        1,152,252
------------------------------------------------------------------------------
Apria Healthcare
Group, Inc. 1                                       44,400          987,456
------------------------------------------------------------------------------
Beverly
Enterprises, Inc. 1                                243,600          694,260
------------------------------------------------------------------------------
Bio-Reference
Laboratories, Inc. 1                                 1,400            8,638
------------------------------------------------------------------------------
Centene Corp. 1                                     14,600          490,414
------------------------------------------------------------------------------
Cobalt Corp. 1                                      13,700          189,060
------------------------------------------------------------------------------
CorVel Corp. 1                                      56,750        2,028,812
------------------------------------------------------------------------------
Covance, Inc. 1                                    114,300        2,810,637
------------------------------------------------------------------------------
Coventry Health
Care, Inc. 1                                        45,800        1,329,574
------------------------------------------------------------------------------
CryoLife, Inc. 1                                    22,779          155,581


                                                               Market Value
                                                    Shares       See Note 1
------------------------------------------------------------------------------
Health Care Providers & Services Continued
Curative Health
Services, Inc. 1                                    21,000      $   362,250
------------------------------------------------------------------------------
D&K Healthcare
Resources, Inc.                                     39,000          399,399
------------------------------------------------------------------------------
DaVita, Inc. 1                                      78,800        1,943,996
------------------------------------------------------------------------------
Dynacq
International, Inc.                                  8,400          120,691
------------------------------------------------------------------------------
eResearch
Technology, Inc. 1                                  90,100        1,509,175
------------------------------------------------------------------------------
Genesis Health
Ventures, Inc. 1                                    32,000          494,400
------------------------------------------------------------------------------
Gentiva Health
Services, Inc.                                      72,700          640,487
------------------------------------------------------------------------------
Hanger Orthopedic
Group, Inc. 1                                      120,500        1,584,575
------------------------------------------------------------------------------
IDX Systems Corp. 1                                 40,700          693,121
------------------------------------------------------------------------------
LabOne, Inc. 1                                      50,400          893,088
------------------------------------------------------------------------------
Magellan Health
Services, Inc. 1                                    59,400            9,504
------------------------------------------------------------------------------
MedCath Corp. 1                                      3,400           34,000
------------------------------------------------------------------------------
Mid Atlantic Medical
Services, Inc. 1                                     5,800          187,920
------------------------------------------------------------------------------
National
HealthCare Corp. 1                                     600           10,500
------------------------------------------------------------------------------
Odyssey
Healthcare, Inc. 1                                  39,300        1,363,710
------------------------------------------------------------------------------
Oxford
Health Plans, Inc. 1                                19,400          707,130
------------------------------------------------------------------------------
PacifiCare Health
Systems, Inc. 1                                     39,100        1,098,710
------------------------------------------------------------------------------
Pediatrix Medical
Group, Inc. 1                                       30,600        1,225,836
------------------------------------------------------------------------------
Per-Se
Technologies, Inc. 1                               119,100        1,068,208
------------------------------------------------------------------------------
PSS World
Medical, Inc. 1                                     68,700          469,908
------------------------------------------------------------------------------
Schein (Henry), Inc. 1                              23,500        1,057,500
------------------------------------------------------------------------------
Select Medical Corp. 1                              36,700          495,083
------------------------------------------------------------------------------
Sierra Health
Services, Inc. 1                                   126,200        1,515,662
------------------------------------------------------------------------------
Specialty
Laboratories, Inc. 1                                 3,600           34,776
------------------------------------------------------------------------------
U.S. Physical
Therapy, Inc. 1                                     89,700        1,000,155

                   23 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                Market Value
                                               Shares             See Note 1
------------------------------------------------------------------------------
Health Care Providers & Services Continued
United Surgical
Partners
International, Inc. 1                          22,500            $   351,472
------------------------------------------------------------------------------
US Oncology, Inc. 1                            66,400                575,688
------------------------------------------------------------------------------
VCA Antech, Inc. 1                             14,600                219,000
------------------------------------------------------------------------------
VitalWorks, Inc. 1                            296,900              1,143,065
------------------------------------------------------------------------------
WellChoice, Inc. 1                             47,000              1,125,650
------------------------------------------------------------------------------
Women First
HealthCare, Inc. 1                              7,600                 34,664
                                                                --------------
                                                                  33,886,654

------------------------------------------------------------------------------
Pharmaceuticals--1.9%
aaiPharma, Inc. 1                              66,200                928,124
------------------------------------------------------------------------------
Able Laboratories, Inc. 1                       2,900                 33,640
------------------------------------------------------------------------------
Allos Therapeutics, Inc. 1                     19,500                146,640
------------------------------------------------------------------------------
American
Pharmaceutical
Partners, Inc. 1                               78,100              1,390,180
------------------------------------------------------------------------------
AtheroGenics, Inc. 1                           16,100                119,301
------------------------------------------------------------------------------
Bradley
Pharmaceuticals, Inc. 1                        45,200                588,956
------------------------------------------------------------------------------
CIMA Labs, Inc. 1                              42,200              1,020,860
------------------------------------------------------------------------------
Columbia
Laboratories, Inc. 1                            1,800                  6,048
------------------------------------------------------------------------------
Connetics Corp. 1                              27,200                326,944
------------------------------------------------------------------------------
Dendreon Corp. 1                                2,800                 14,868
------------------------------------------------------------------------------
Endo Pharmaceuticals
Holdings, Inc.                                 74,900                576,655
------------------------------------------------------------------------------
Eon Labs, Inc. 1                               37,800                714,798
------------------------------------------------------------------------------
Guilford
Pharmaceuticals, Inc. 1                        77,600                308,848
------------------------------------------------------------------------------
ICN Pharmaceuticals,
Inc                                           123,200              1,344,112
------------------------------------------------------------------------------
Impax
Laboratories, Inc. 1                           22,000                 88,220
------------------------------------------------------------------------------
Isis
Pharmaceuticals, Inc. 1                       178,700              1,177,633
------------------------------------------------------------------------------
K-V Pharmaceutical
Co., Cl. A 1                                    4,200                 97,440
------------------------------------------------------------------------------
Kos Pharmaceuticals,
Inc. 1                                         40,000                760,000
------------------------------------------------------------------------------
La Jolla Pharmaceutical
Co. 1                                           3,700                 24,050
------------------------------------------------------------------------------
Lannett Co., Inc. 1                            48,700                797,706


                                                                Market Value
                                               Shares             See Note 1
------------------------------------------------------------------------------
Pharmaceuticals Continued
Noven Pharmaceuticals,
Inc. 1                                         21,800            $   201,214
------------------------------------------------------------------------------
Nutraceutical
International Corp. 1                             900                 10,295
------------------------------------------------------------------------------
Penwest
Pharmaceuticals Co. 1                          41,900                444,140
------------------------------------------------------------------------------
Perrigo Co. 1                                  81,700                992,655
------------------------------------------------------------------------------
Pharmaceutical
Resources, Inc. 1                              70,100              2,088,980
------------------------------------------------------------------------------
PRAECIS
Pharmaceuticals, Inc. 1                         2,800                  9,100
------------------------------------------------------------------------------
Salix
Pharmaceuticals Ltd. 1                         20,700                144,693
------------------------------------------------------------------------------
SciClone
Pharmaceuticals, Inc. 1                           900                  2,862
------------------------------------------------------------------------------
Scios-Nova, Inc. 1                             34,200              1,114,236
------------------------------------------------------------------------------
Seattle Genetics, Inc. 1                        5,400                 16,740
------------------------------------------------------------------------------
Taro Pharmaceutical
Industries Ltd. 1                              67,300              2,530,480
------------------------------------------------------------------------------
Versicor, Inc. 1                                3,000                 32,370
                                                                --------------
                                                                  18,052,788

------------------------------------------------------------------------------
Industrials--15.1%
------------------------------------------------------------------------------
Aerospace & Defense--1.6%
AAR Corp.                                      27,400                141,110
------------------------------------------------------------------------------
Allied Research
Corp. 1                                         7,600                140,600
------------------------------------------------------------------------------
Aviall, Inc. 1                                113,000                909,650
------------------------------------------------------------------------------
Cubic Corp.                                    42,600                785,118
------------------------------------------------------------------------------
Curtiss-Wright Corp.                            9,000                574,380
------------------------------------------------------------------------------
Ducommun, Inc. 1                               52,900                838,465
------------------------------------------------------------------------------
Engineered Support
Systems, Inc.                                   5,100                186,966
------------------------------------------------------------------------------
ESCO
Technologies, Inc. 1                           34,700              1,283,900
------------------------------------------------------------------------------
Goodrich Corp.                                 64,700              1,185,304
------------------------------------------------------------------------------
InVision
Technologies, Inc. 1                           44,900              1,183,564
------------------------------------------------------------------------------
Ladish Co., Inc. 1                             17,900                144,274
------------------------------------------------------------------------------
Mercury Computer
Systems, Inc. 1                                55,600              1,696,912
------------------------------------------------------------------------------
MTC Technologies, Inc. 1                       30,100                761,530
------------------------------------------------------------------------------
Orbital Sciences Corp. 1                       66,600                281,052
------------------------------------------------------------------------------
Precision
Castparts Corp.                                53,200              1,290,100



                   24 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                             Market Value
                                              Shares           See Note 1
---------------------------------------------------------------------------
Aerospace & Defense Continued
Sequa Corp., Cl A 1                           11,500          $   449,765
---------------------------------------------------------------------------
Veridian Corp. 1                              87,300            1,862,982
---------------------------------------------------------------------------
World Fuel
Services Corp.                                73,700            1,510,850
                                                             --------------
                                                               15,226,522

---------------------------------------------------------------------------
Air Freight & Couriers--0.2%
Airborne, Inc.                                94,300            1,398,469
---------------------------------------------------------------------------
EGL, Inc. 1                                   38,400              547,200
                                                             --------------
                                                                1,945,669

---------------------------------------------------------------------------
Airlines--0.7%
AMR Corp. 1                                  321,900            2,124,540
---------------------------------------------------------------------------
Atlantic Coast
Airlines Holdings, Inc. 1                     16,600              199,698
---------------------------------------------------------------------------
Continental
Airlines, Inc., Cl. B                        273,900            1,985,775
---------------------------------------------------------------------------
Delta Air Lines, Inc.                         55,000              665,500
---------------------------------------------------------------------------
Frontier Airlines, Inc. 1                     57,600              389,376
---------------------------------------------------------------------------
Mesa Air Group, Inc. 1                        15,800               64,306
---------------------------------------------------------------------------
Midwest Express
Holdings, Inc. 1                              14,500               77,575
---------------------------------------------------------------------------
Northwest Airlines
Corp., Cl. A 1                               145,542            1,068,278
---------------------------------------------------------------------------
SkyWest, Inc.                                 21,600              282,312
                                                             --------------
                                                                6,857,360

---------------------------------------------------------------------------
Building Products--1.6%
Aaon, Inc. 1                                  89,550            1,650,406
---------------------------------------------------------------------------
American
Woodmark Corp.                                36,200            1,719,500
---------------------------------------------------------------------------
Drew
Industries, Inc. 1                            59,700              958,185
---------------------------------------------------------------------------
ElkCorp                                       18,900              326,970
---------------------------------------------------------------------------
Griffon Corp. 1                              131,030            1,784,629
---------------------------------------------------------------------------
Lennox
International, Inc.                          113,400            1,423,170
---------------------------------------------------------------------------
NCI Building
Systems, Inc. 1                               29,300              639,326
---------------------------------------------------------------------------
Simpson
Manufacturing
Co., Inc. 1                                   27,500              904,750
---------------------------------------------------------------------------
Trex Co., Inc. 1                              84,300            2,975,790
---------------------------------------------------------------------------
Universal Forest
Products, Inc.                                90,600            1,931,683

                                                             Market Value
                                              Shares           See Note 1
---------------------------------------------------------------------------

Building Products Continued
USG Corp. 1                                   98,300          $   830,635
---------------------------------------------------------------------------
Watsco, Inc.                                  30,200              494,676
---------------------------------------------------------------------------
                                                               15,639,720

---------------------------------------------------------------------------
Commercial Services & Supplies--5.1%
Angelica Corp.                                60,500            1,249,325
---------------------------------------------------------------------------
Arbitron, Inc. 1                               7,300              244,550
---------------------------------------------------------------------------
Bowne & Co., Inc.                             63,100              754,045
---------------------------------------------------------------------------
Bright Horizons
Family Solutions, Inc. 1                      39,700            1,116,364
---------------------------------------------------------------------------
CCC Information
Services Group, Inc. 1                        80,000            1,418,320
---------------------------------------------------------------------------
CDI Corp. 1                                   24,300              655,614
---------------------------------------------------------------------------
Central
Parking Corp.                                 40,400              761,944
---------------------------------------------------------------------------
Century Business
Services, Inc. 1                              22,800               60,420
---------------------------------------------------------------------------
Chemed Corp.                                   9,600              339,360
---------------------------------------------------------------------------
Coinstar, Inc. 1                              78,300            1,773,495
---------------------------------------------------------------------------
CompX
International, Inc.                            1,800               15,066
---------------------------------------------------------------------------
Consolidated
Graphics, Inc.                                26,800              596,300
---------------------------------------------------------------------------
Corinthian
Colleges, Inc. 1                              49,200            1,862,712
---------------------------------------------------------------------------
CPI Corp.                                      4,000               57,960
---------------------------------------------------------------------------
CSG Systems
International, Inc. 1                         47,800              652,470
---------------------------------------------------------------------------
Dun &
Bradstreet Corp. 1                            16,600              572,534
---------------------------------------------------------------------------
Electro Rent Corp. 1                           2,600               31,850
---------------------------------------------------------------------------
Ennis Business
Forms, Inc.                                   55,100              640,262
---------------------------------------------------------------------------
eSPEED, Inc., Cl. A 1                        105,600            1,788,970
---------------------------------------------------------------------------
G&K Services,
Inc., Cl. A                                   52,500            1,858,552
---------------------------------------------------------------------------
General
Binding Corp. 1                               32,700              277,296
---------------------------------------------------------------------------
Global
Payments, Inc.                                42,400            1,357,224
---------------------------------------------------------------------------
Harland
(John H.) Co.                                 10,700              236,791
---------------------------------------------------------------------------
Headwaters, Inc. 1                           102,445            1,588,922
---------------------------------------------------------------------------
Healthcare Services
Group, Inc. 1                                 32,500              423,800



                   25 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                             Market Value
                                                  Shares       See Note 1
----------------------------------------------------------------------------
Commercial Services & Supplies Continued
Heidrick & Struggles
International, Inc. 1                              1,300      $    19,071
----------------------------------------------------------------------------
ICT Group, Inc. 1                                103,500        1,199,565
----------------------------------------------------------------------------
Imagistics
International, Inc. 1                             99,500        1,990,000
----------------------------------------------------------------------------
Information
Resources, Inc. 1                                 11,400           18,240
----------------------------------------------------------------------------
infoUSA, Inc. 1                                  167,000          829,990
----------------------------------------------------------------------------
Interpool, Inc.                                   46,400          745,184
----------------------------------------------------------------------------
ITT Educational
Services, Inc. 1                                  77,600        1,827,480
----------------------------------------------------------------------------
Korn/Ferry
International 1                                   11,400           85,272
----------------------------------------------------------------------------
Labor Ready, Inc. 1                              278,700        1,789,254
----------------------------------------------------------------------------
Landauer, Inc.                                    23,500          816,625
----------------------------------------------------------------------------
McGrath Rentcorp                                   2,500           57,878
----------------------------------------------------------------------------
Miller (Herman), Inc.                             40,900          752,560
----------------------------------------------------------------------------
Moore Corp. Ltd.                                 147,500        1,342,250
----------------------------------------------------------------------------
National
Processing, Inc. 1                                12,900          207,045
----------------------------------------------------------------------------
New England
Business Service, Inc.                            22,500          549,000
----------------------------------------------------------------------------
Pittston Brink's Group                            62,500        1,155,000
----------------------------------------------------------------------------
PRG-Schultz
International, Inc. 1                             96,600          859,740
----------------------------------------------------------------------------
Protection
One, Inc. 1                                          600            1,200
----------------------------------------------------------------------------
ProxyMed, Inc. 1                                     400            4,176
----------------------------------------------------------------------------
Regis Corp.                                       55,800        1,450,242
----------------------------------------------------------------------------
RemedyTemp, Inc. 1                                 5,300           74,200
----------------------------------------------------------------------------
Right Management
Consultants, Inc. 1                              133,825        1,773,181
----------------------------------------------------------------------------
RMH
Teleservices, Inc. 1                              27,400          287,700
----------------------------------------------------------------------------
Rollins, Inc.                                     71,700        1,824,765
----------------------------------------------------------------------------
Schawk, Inc.                                      25,800          255,678
----------------------------------------------------------------------------
SITEL Corp. 1                                     23,300           27,960
----------------------------------------------------------------------------
Sotheby's Holdings,
Inc., Cl. A 1                                     19,300          173,700
----------------------------------------------------------------------------
Standard Register
Co. (The)                                         29,700          534,600
----------------------------------------------------------------------------
Steelcase, Inc., Cl. A                            15,900          174,264
----------------------------------------------------------------------------
Strayer
Education, Inc.                                   11,600          667,000


                                                             Market Value
                                                  Shares       See Note 1
----------------------------------------------------------------------------
Commercial Services & Supplies Continued
Sylvan Learning
Systems, Inc. 1                                   16,200      $   265,680
----------------------------------------------------------------------------
United
Stationers, Inc. 1                                31,200          898,591
----------------------------------------------------------------------------
University of
Phoenix Online 1                                  49,366        1,769,277
----------------------------------------------------------------------------
Volt Information
Sciences, Inc. 1                                   4,600           78,660
----------------------------------------------------------------------------
Wackenhut
Corrections Corp. 1                               21,100          234,421
----------------------------------------------------------------------------
Wallace Computer
Services, Inc.                                    78,700        1,692,837
----------------------------------------------------------------------------
Waste
Connections, Inc. 1                               63,400        2,447,874
                                                              --------------
                                                               49,214,306

----------------------------------------------------------------------------
Construction & Engineering--0.2%
Baker (Michael) Corp. 1                            2,800           30,660
----------------------------------------------------------------------------
Butler
Manufacturing Co.                                  8,700          168,345
----------------------------------------------------------------------------
Comfort Systems
USA, Inc. 1                                      162,700          545,045
----------------------------------------------------------------------------
EMCOR Group, Inc. 1                               21,400        1,134,414
----------------------------------------------------------------------------
Integrated Electrical
Services, Inc. 1                                  19,100           73,535
----------------------------------------------------------------------------
Quanta Services, Inc. 1                           24,300           85,050
----------------------------------------------------------------------------
Shaw Group,
Inc. (The) 1                                      29,200          480,340
----------------------------------------------------------------------------
URS Corp. 1                                        5,000           71,150
                                                              --------------
                                                                2,588,539

----------------------------------------------------------------------------
Electrical Equipment--0.6%
Acuity Brands, Inc.                               13,100          177,374
----------------------------------------------------------------------------
Baldor Electric Co.                                8,300          163,925
----------------------------------------------------------------------------
Energy Conversion
Devices, Inc. 1                                    5,500           53,905
----------------------------------------------------------------------------
Franklin Electric
Co., Inc.                                         29,400        1,411,494
----------------------------------------------------------------------------
FuelCell Energy, Inc. 1                           46,700          305,978
----------------------------------------------------------------------------
Genlyte Group,
Inc. (The) 1                                      44,400        1,383,504
----------------------------------------------------------------------------
II-VI, Inc. 1                                      1,200           19,272
----------------------------------------------------------------------------
Medis
Technologies Ltd. 1                                  100              500
----------------------------------------------------------------------------
Paxar Corp. 1                                     54,800          808,300

                   26 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                            Market Value
                                        Shares                See Note 1
-------------------------------------------------------------------------
Electrical Equipment Continued
Plug Power, Inc. 1                      12,600               $    56,574
-------------------------------------------------------------------------
Powell
Industries, Inc. 1                       4,400                    75,148
-------------------------------------------------------------------------
Power-One, Inc. 1                       16,400                    92,988
-------------------------------------------------------------------------
Signal Technology
Corp. 1                                 71,100                   766,458
-------------------------------------------------------------------------
Thomas & Betts
Corp. 1                                 23,300                   393,770
-------------------------------------------------------------------------
Vicor Corp. 1                           11,600                    95,712
                                                             ------------
                                                               5,804,902

-------------------------------------------------------------------------
Industrial Conglomerates--0.4%
Carlisle Cos., Inc.                     18,900                   782,082
-------------------------------------------------------------------------
Lydall, Inc. 1                          35,300                   400,655
-------------------------------------------------------------------------
Standex
International Corp.                      3,200                    76,288
-------------------------------------------------------------------------
Tredegar Corp.                          62,100                   931,500
-------------------------------------------------------------------------
United
Industrial Corp.                        73,500                 1,176,000
-------------------------------------------------------------------------
Walter
Industries, Inc.                        52,100                   564,243
                                                             ------------
                                                               3,930,768

-------------------------------------------------------------------------
Machinery--3.4%
Actuant Corp., Cl. A 1                  45,500                 2,113,475
-------------------------------------------------------------------------
AGCO Corp. 1                            34,100                   753,610
-------------------------------------------------------------------------
Albany International
Corp., Cl. A                            11,700                   241,722
-------------------------------------------------------------------------
Barnes Group, Inc.                      47,000                   956,450
-------------------------------------------------------------------------
Briggs & Stratton Corp.                 45,500                 1,932,385
-------------------------------------------------------------------------
Chicago Bridge
& Iron Co. NV                           66,500                 2,008,300
-------------------------------------------------------------------------
CIRCOR
International, Inc.                     66,000                 1,049,400
-------------------------------------------------------------------------
Clarcor, Inc.                           35,400                 1,142,358
-------------------------------------------------------------------------
Columbus
McKinnon Corp. 1                         2,000                     7,642
-------------------------------------------------------------------------
Cummins, Inc.                           74,000                 2,081,620
-------------------------------------------------------------------------
Cuno, Inc. 1                            51,500                 1,705,680
-------------------------------------------------------------------------
Dionex Corp. 1                          38,400                 1,139,328
-------------------------------------------------------------------------
Donaldson Co., Inc.                     13,900                   500,400
-------------------------------------------------------------------------
Encore Wire Corp. 1                     73,800                   667,890
-------------------------------------------------------------------------
EnPro
Industries, Inc. 1                       2,000                     8,000


                                                            Market Value
                                        Shares                See Note 1
-------------------------------------------------------------------------
Machinery Continued
Gardner
Denver, Inc. 1                          18,900               $   383,670
-------------------------------------------------------------------------
Global Power
Equipment Group, Inc. 1                 24,300                   119,799
-------------------------------------------------------------------------
Graco, Inc.                             45,725                 1,310,021
-------------------------------------------------------------------------
Harsco Corp.                            47,700                 1,521,153
-------------------------------------------------------------------------
JLG Industries, Inc.                    28,100                   211,593
-------------------------------------------------------------------------
Kaydon Corp.                            21,600                   458,136
-------------------------------------------------------------------------
Lindsay
Manufacturing Co.                       44,400                   950,160
-------------------------------------------------------------------------
Milacron, Inc.                          20,200                   120,190
-------------------------------------------------------------------------
NACCO Industries,
Inc., Cl. A                             10,200                   446,454
-------------------------------------------------------------------------
Navistar
International Corp. 1                   24,300                   590,733
-------------------------------------------------------------------------
Oshkosh
Truck Corp.                             32,600                 2,004,900
-------------------------------------------------------------------------
Osmonics, Inc. 1                        69,400                 1,175,636
-------------------------------------------------------------------------
Packaging
Dynamics Corp. 1                        14,080                    92,928
-------------------------------------------------------------------------
Regal-Beloit Corp.                       7,800                   161,460
-------------------------------------------------------------------------
Reliance Steel &
Aluminum Co.                             5,300                   110,452
-------------------------------------------------------------------------
Thomas
Industries, Inc.                        63,400                 1,652,204
-------------------------------------------------------------------------
Timken Co.                             107,400                 2,051,340
-------------------------------------------------------------------------
U.S. Industries, Inc. 1                 33,400                    87,842
-------------------------------------------------------------------------
UNOVA, Inc. 1                           31,500                   189,000
-------------------------------------------------------------------------
Valmont
Industries, Inc.                        56,600                 1,098,040
-------------------------------------------------------------------------
Wabash
National Corp. 1                        27,000                   226,260
-------------------------------------------------------------------------
Wabtec Corp.                            21,300                   299,052
-------------------------------------------------------------------------
Watts Industries,
Inc., Cl. A                             67,700                 1,065,598
                                                             ------------
                                                              32,634,881

-------------------------------------------------------------------------
Marine--0.1%
Alexander
& Baldwin, Inc.                         19,600                   505,484
-------------------------------------------------------------------------
Maritrans, Inc.                         17,100                   230,850
                                                             ------------
                                                                 736,334
                   27 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                           Market Value
                                                Shares       See Note 1
--------------------------------------------------------------------------
Road & Rail--1.2%
CNF
Transportation, Inc.                            44,900      $ 1,492,476
--------------------------------------------------------------------------
Covenant Transport,
Inc., Cl. A 1                                   43,200          819,072
--------------------------------------------------------------------------
Florida East Coast
Industries, Inc., Cl. A                          5,700          132,240
--------------------------------------------------------------------------
Heartland Express, Inc. 1                       63,040        1,444,309
--------------------------------------------------------------------------
Hunt (J.B.) Transport
Services, Inc. 1                                16,800          492,240
--------------------------------------------------------------------------
Knight
Transportation, Inc. 1                          30,000          630,000
--------------------------------------------------------------------------
Mullen
Transportation, Inc.                            60,200        1,143,183
--------------------------------------------------------------------------
Old Dominion
Freight Line, Inc. 1                            60,500        1,718,260
--------------------------------------------------------------------------
P.A.M. Transportation
Services, Inc. 1                                49,600        1,250,416
--------------------------------------------------------------------------
SCS
Transportation, Inc. 1                          48,750          483,113
--------------------------------------------------------------------------
U.S. Xpress
Enterprises, Inc., Cl. A 1                      18,100          158,556
--------------------------------------------------------------------------
Werner
Enterprises, Inc.                               51,300        1,104,489
--------------------------------------------------------------------------
Yellow Corp. 1                                  48,700        1,226,802
                                                            --------------
                                                             12,095,156

--------------------------------------------------------------------------
Trading Companies & Distributors--0.0%
Lawson Products, Inc.                            1,000           30,980
--------------------------------------------------------------------------
Information Technology--22.1%
--------------------------------------------------------------------------
Communications Equipment--3.2%
Adaptec, Inc. 1                                323,500        1,827,775
--------------------------------------------------------------------------
ADTRAN, Inc. 1                                  56,800        1,868,720
--------------------------------------------------------------------------
Allen Telecom, Inc. 1                          159,600        1,511,412
--------------------------------------------------------------------------
Arris Group, Inc. 1                             82,500          294,525
--------------------------------------------------------------------------
Aspect Communications
Corp. 1                                         71,900          204,196
--------------------------------------------------------------------------
Audiovox Corp., Cl. A 1                         34,100          352,628
--------------------------------------------------------------------------
Avanex Corp. 1                                 196,600          200,532
--------------------------------------------------------------------------
Avaya, Inc. 1                                  638,000        1,563,100
--------------------------------------------------------------------------
Bel Fuse, Inc., Cl. A 1                          8,500          153,850
--------------------------------------------------------------------------
Brocade
Communications
Systems, Inc.                                  266,500        1,103,310
--------------------------------------------------------------------------
Centillium
Communications, Inc. 1                          92,800          209,728


                                                           Market Value
                                                Shares       See Note 1
--------------------------------------------------------------------------
Communications Equipment Continued
Corvis Corp. 1                               1,006,500      $   714,615
--------------------------------------------------------------------------
Enterasys
Networks, Inc. 1                               376,700          587,652
--------------------------------------------------------------------------
F5 Networks, Inc. 1                            126,700        1,360,758
--------------------------------------------------------------------------
Finisar Corp. 1                                536,300          509,485
--------------------------------------------------------------------------
Foundry
Networks, Inc. 1                               120,700          849,728
--------------------------------------------------------------------------
Harmonic, Inc. 1                               606,700        1,395,410
--------------------------------------------------------------------------
Inter-Tel, Inc.                                 82,200        1,718,802
--------------------------------------------------------------------------
InterDigital
Communications
Corp. 1                                         92,600        1,348,256
--------------------------------------------------------------------------
Microtune, Inc. 1                              164,700          515,511
--------------------------------------------------------------------------
NetScreen
Technologies, Inc. 1                           173,600        2,923,424
--------------------------------------------------------------------------
Netsolve, Inc. 1                                56,700          382,725
--------------------------------------------------------------------------
New Focus, Inc. 1                              102,800          394,752
--------------------------------------------------------------------------
Packeteer, Inc. 1                               45,900          314,874
--------------------------------------------------------------------------
Powerwave
Technologies, Inc. 1                           263,900        1,425,060
--------------------------------------------------------------------------
Proxim Corp., Cl. A 1                           53,400           46,458
--------------------------------------------------------------------------
Redback
Networks, Inc. 1                             1,729,290        1,452,604
--------------------------------------------------------------------------
Riverstone
Networks, Inc. 1                               844,000        1,789,280
--------------------------------------------------------------------------
SCM
Microsystems, Inc. 1                             7,000           29,750
--------------------------------------------------------------------------
Sonus
Networks, Inc. 1                               667,700          667,700
--------------------------------------------------------------------------
Sycamore
Networks, Inc. 1                               338,800          979,132
--------------------------------------------------------------------------
Tekelec 1                                      154,600        1,615,570
--------------------------------------------------------------------------
Terayon
Communication
Systems, Inc. 1                                110,100          225,705
--------------------------------------------------------------------------
Turnstone
Systems, Inc. 1                                 12,100           32,670
                                                            --------------
                                                             30,569,697

--------------------------------------------------------------------------
Computers & Peripherals--2.9%
Concurrent
Computer Corp. 1                               446,100        1,284,768
--------------------------------------------------------------------------
Cray, Inc. 1                                   268,300        2,057,861
--------------------------------------------------------------------------
Creative
Technology Ltd.                                  3,900           27,612

                   28 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                 Market Value
                                                      Shares       See Note 1
------------------------------------------------------------------------------
Computers & Peripherals Continued
Gateway, Inc. 1                                      655,300      $ 2,057,642
------------------------------------------------------------------------------
Hutchinson
Technology, Inc. 1                                   111,600        2,310,120
------------------------------------------------------------------------------
Imation Corp. 1                                       82,400        2,890,592
------------------------------------------------------------------------------
Intergraph Corp. 1                                    24,400          433,344
------------------------------------------------------------------------------
Iomega Corp. 1                                       187,100        1,468,735
------------------------------------------------------------------------------
Lexar Media, Inc. 1                                  260,000        1,630,200
------------------------------------------------------------------------------
Maxtor Corp. 1                                       374,500        1,894,970
------------------------------------------------------------------------------
Neoware
Systems, Inc. 1                                      120,500        1,796,655
------------------------------------------------------------------------------
Overland
Storage, Inc. 1                                       19,300          281,413
------------------------------------------------------------------------------
Palm, Inc. 1                                          24,300          381,510
------------------------------------------------------------------------------
Pason Systems, Inc. 1                                 40,000          302,570
------------------------------------------------------------------------------
Pinnacle
Systems, Inc. 1                                      201,100        2,736,971
------------------------------------------------------------------------------
Presstek, Inc. 1                                      23,300          107,413
------------------------------------------------------------------------------
Rainbow
Technologies, Inc. 1                                  31,300          224,421
------------------------------------------------------------------------------
Read-Rite Corp. 1                                     42,900           15,015
------------------------------------------------------------------------------
SanDisk Corp. 1                                       91,500        1,857,450
------------------------------------------------------------------------------
SBS
Technologies, Inc. 1                                   8,000           73,280
------------------------------------------------------------------------------
Silicon
Graphics, Inc. 1                                     323,000          364,990
------------------------------------------------------------------------------
SimpleTech, Inc. 1                                   175,100          528,802
------------------------------------------------------------------------------
Storage
Technology Corp. 1                                    39,000          835,380
------------------------------------------------------------------------------
StorageNetworks, Inc. 1                              520,000          603,200
------------------------------------------------------------------------------
Synaptics, Inc. 1                                     98,600          749,360
------------------------------------------------------------------------------
Western Digital Corp. 1                              265,300        1,695,267
                                                                  -----------
                                                                   28,609,541

------------------------------------------------------------------------------
Electronic Equipment & Instruments--1.8%
Acterna Corp. 1                                       23,000            3,680
------------------------------------------------------------------------------
Analogic Corp.                                         4,000          201,152
------------------------------------------------------------------------------
Artesyn
Technologies, Inc. 1                                  14,800           56,832
------------------------------------------------------------------------------
Avnet, Inc. 1                                        113,800        1,232,454
------------------------------------------------------------------------------
Benchmark
Electronics, Inc. 1                                   18,500          530,210
------------------------------------------------------------------------------
Checkpoint
Systems, Inc. 1                                       13,000          134,420
------------------------------------------------------------------------------
Cognex Corp. 1                                        27,500          506,825



                                                                 Market Value
                                                      Shares       See Note 1
------------------------------------------------------------------------------
Electronic Equipment & Instruments Continued
Cohu, Inc.                                            11,900      $   174,930
------------------------------------------------------------------------------
Daktronics, Inc. 1                                    57,000          762,660
------------------------------------------------------------------------------
DSP Group, Inc. 1                                     16,300          257,866
------------------------------------------------------------------------------
Excel Technology, Inc. 1                              41,900          749,591
------------------------------------------------------------------------------
Fargo Electronics, Inc. 1                            128,100        1,118,313
------------------------------------------------------------------------------
Global Imaging
Systems, Inc. 1                                      110,000        2,021,800
------------------------------------------------------------------------------
Identix, Inc. 1                                      105,700          544,355
------------------------------------------------------------------------------
Ingram Micro,
Inc., Cl. A 1                                         10,400          128,440
------------------------------------------------------------------------------
Intermagnetics
General Corp. 1                                        4,400           86,416
------------------------------------------------------------------------------
Keithley
Instruments, Inc.                                     41,600          520,000
------------------------------------------------------------------------------
Littlefuse, Inc. 1                                     6,400          107,904
------------------------------------------------------------------------------
Merix Corp. 1                                          3,200           26,880
------------------------------------------------------------------------------
Methode Electronics,
Inc., Cl. A                                          218,400        2,395,848
------------------------------------------------------------------------------
MTS Systems Corp.                                     65,900          660,318
------------------------------------------------------------------------------
Nu Horizons
Electronics Corp. 1                                    5,500           31,350
------------------------------------------------------------------------------
OmniVision
Technologies, Inc. 1                                   1,600           21,712
------------------------------------------------------------------------------
OSI Systems, Inc. 1                                   21,800          370,164
------------------------------------------------------------------------------
Park Electrochemical
Corp                                                  22,900          439,680
------------------------------------------------------------------------------
Photon
Dynamics, Inc. 1                                      60,900        1,388,520
------------------------------------------------------------------------------
Research
Frontiers, Inc. 1                                      2,800           23,352
------------------------------------------------------------------------------
ScanSource, Inc. 1                                    22,000        1,084,600
------------------------------------------------------------------------------
Sipex Corp. 1                                         23,500           86,950
------------------------------------------------------------------------------
Sypris Solutions, Inc.                                42,300          431,883
------------------------------------------------------------------------------
Teledyne
Technologies, Inc. 1                                  53,600          840,448
------------------------------------------------------------------------------
Zygo Corp. 1                                          15,600          109,044
                                                                  ------------
                                                                   17,048,597

------------------------------------------------------------------------------
Internet Software & Services--3.0%
Akamai
Technologies, Inc. 1                                 495,745          857,639
------------------------------------------------------------------------------
AsiaInfo
Holdings, Inc. 1                                     146,200          926,908
------------------------------------------------------------------------------
BroadVision, Inc. 1                                   11,600           39,556


                   29 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                             Market Value
                                                  Shares       See Note 1
---------------------------------------------------------------------------
Internet Software & Services Continued
CMG Information
Services, Inc. 1                               1,000,000      $   981,000
---------------------------------------------------------------------------
CNET
Networks, Inc. 1                                 448,600        1,215,706
---------------------------------------------------------------------------
Commerce
One, Inc. 1                                       48,700          133,925
---------------------------------------------------------------------------
Covansys Corp. 1                                   3,900           14,656
---------------------------------------------------------------------------
Digital River, Inc. 1                            148,600        1,775,770
---------------------------------------------------------------------------
Digitas, Inc. 1                                   61,900          214,174
---------------------------------------------------------------------------
DoubleClick, Inc. 1                              204,600        1,158,036
---------------------------------------------------------------------------
EarthLink, Inc. 1                                271,700        1,480,765
---------------------------------------------------------------------------
FindWhat.com 1                                     5,700           45,543
---------------------------------------------------------------------------
FreeMarkets, Inc.1                               187,500        1,207,313
---------------------------------------------------------------------------
InfoSpace, Inc. 1                                104,800          885,455
---------------------------------------------------------------------------
Internet Security
Systems, Inc. 1                                   19,500          357,435
---------------------------------------------------------------------------
Interwoven, Inc. 1                               294,000          764,400
---------------------------------------------------------------------------
j2 Global
Communications, Inc. 1                            94,800        1,804,992
---------------------------------------------------------------------------
LendingTree, Inc. 1                               64,000          824,320
---------------------------------------------------------------------------
MicroStrategy,
Inc., Cl. A 1                                        800           12,080
---------------------------------------------------------------------------
Net2Phone, Inc. 1                                 66,000          267,300
---------------------------------------------------------------------------
Netegrity, Inc. 1                                536,700        1,745,885
---------------------------------------------------------------------------
Openwave
Systems, Inc. 1                                  784,400        1,568,800
---------------------------------------------------------------------------
Overture
Services, Inc. 1                                  34,100          931,271
---------------------------------------------------------------------------
ParthusCeva, Inc. 1                                5,433           32,109
---------------------------------------------------------------------------
PEC Solutions, Inc. 1                             23,600          705,640
---------------------------------------------------------------------------
Register.com, Inc. 1                               4,300           19,350
---------------------------------------------------------------------------
Secure
Computing Corp. 1                                232,400        1,489,684
---------------------------------------------------------------------------
SeeBeyond
Technology Corp. 1                               557,400        1,354,482
---------------------------------------------------------------------------
Stellent, Inc. 1                                  98,800          438,573
---------------------------------------------------------------------------
United Online, Inc. 1                            107,200        1,708,875
---------------------------------------------------------------------------
Vignette Corp. 1                                 337,900          414,604
---------------------------------------------------------------------------
WebEx
Communications, Inc. 1                           110,900        1,663,500
---------------------------------------------------------------------------
Websense, Inc. 1                                  92,000        1,965,212
                                                              -------------
                                                               29,004,958

                                                             Market Value
                                                  Shares       See Note 1
---------------------------------------------------------------------------
IT Consulting & Services--1.2%
Acxiom Corp. 1                                    22,500      $   346,050
---------------------------------------------------------------------------
Anteon
International Corp. 1                             57,000        1,368,000
---------------------------------------------------------------------------
Caminus Corp. 1                                   21,000           49,140
---------------------------------------------------------------------------
Carreker Corp. 1                                  86,800          393,204
---------------------------------------------------------------------------
Cognizant
Technology
Solutions Corp. 1                                 26,000        1,877,980
---------------------------------------------------------------------------
Gartner, Inc., Cl. B 1                            22,200          209,790
---------------------------------------------------------------------------
iGate Corp. 1                                      1,900            4,978
---------------------------------------------------------------------------
Integral Systems, Inc. 1                          20,500          411,025
---------------------------------------------------------------------------
Lawson Software, Inc. 1                           93,166          535,704
---------------------------------------------------------------------------
ManTech
International Corp. 1                             14,700          280,329
---------------------------------------------------------------------------
MAPICS, Inc. 1                                     2,200           15,290
---------------------------------------------------------------------------
MPS Group, Inc. 1                                  2,400           13,296
---------------------------------------------------------------------------
PracticeWorks, Inc. 1                             72,800          575,120
---------------------------------------------------------------------------
ProQuest Co. 1                                     8,300          162,680
---------------------------------------------------------------------------
Sapient Corp. 1                                  678,800        1,391,540
---------------------------------------------------------------------------
SS&C
Technologies, Inc. 1                              99,800        1,062,970
---------------------------------------------------------------------------
Startek, Inc. 1                                   23,000          634,800
---------------------------------------------------------------------------
Syntel, Inc. 1                                    79,200        1,663,992
---------------------------------------------------------------------------
Tyler
Technologies, Inc. 1                             153,100          638,427
                                                              -------------
                                                               11,634,315

---------------------------------------------------------------------------
Office Electronics--0.1%
Gerber
Scientific, Inc. 1                                15,500           62,930
---------------------------------------------------------------------------
Ikon Office
Solutions, Inc.                                  168,000        1,201,200
                                                              -------------
                                                                1,264,130

---------------------------------------------------------------------------
Semiconductor Equipment & Products--5.5%
Advanced Energy
Industries, Inc. 1                               136,500        1,736,280
---------------------------------------------------------------------------
Amkor
Technology, Inc. 1                               415,300        1,976,828
---------------------------------------------------------------------------
Asyst
Technologies, Inc. 1                             208,300        1,531,005
---------------------------------------------------------------------------
Atmel Corp. 1                                    630,900        1,406,907
---------------------------------------------------------------------------
Axcelis
Technologies, Inc. 1                             334,500        1,876,210


                   30 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                               Market Value
                                                     Shares      See Note 1
------------------------------------------------------------------------------
Semiconductor Equipment & Products Continued
Brooks-PRI
Automation, Inc. 1                                   43,900      $  503,094
------------------------------------------------------------------------------
Cabot
Microelectronics Corp. 1                             57,400       2,709,280
------------------------------------------------------------------------------
ChipPAC, Inc. 1                                     234,300         831,765
------------------------------------------------------------------------------
Cirrus Logic, Inc. 1                                 64,100         184,608
------------------------------------------------------------------------------
Credence
Systems Corp. 1                                     209,300       1,952,769
------------------------------------------------------------------------------
Cymer, Inc. 1                                        16,600         535,350
------------------------------------------------------------------------------
Cypress
Semiconductor Corp. 1                               232,600       1,330,472
------------------------------------------------------------------------------
EMCORE Corp. 1                                        1,300           2,847
------------------------------------------------------------------------------
Entegris, Inc. 1                                     73,900         761,170
------------------------------------------------------------------------------
ESS Technology, Inc. 1                              242,400       1,524,696
------------------------------------------------------------------------------
FEI Co. 1                                            22,300         340,967
------------------------------------------------------------------------------
FSI International, Inc. 1                            71,400         322,014
------------------------------------------------------------------------------
Genesis Microchip, Inc. 1                            68,200         890,010
------------------------------------------------------------------------------
GlobespanVirata, Inc. 1                             478,700       2,111,067
------------------------------------------------------------------------------
Helix Technology Corp.                               82,400         922,880
------------------------------------------------------------------------------
Integrated Device
Technology, Inc. 1                                  244,400       2,045,628
------------------------------------------------------------------------------
Intersil Corp., Cl. A 1                              72,000       1,003,680
------------------------------------------------------------------------------
Kulicke & Soffa
Industries, Inc. 1                                  288,700       1,651,364
------------------------------------------------------------------------------
LTX Corp. 1                                         306,600       1,848,798
------------------------------------------------------------------------------
Mattson
Technology, Inc. 1                                   19,700          56,342
------------------------------------------------------------------------------
MKS Instruments, Inc. 1                             132,700       2,180,261
------------------------------------------------------------------------------
Mykrolis Corp. 1                                     91,400         667,220
------------------------------------------------------------------------------
Oak Technology, Inc. 1                              615,900       1,632,135
------------------------------------------------------------------------------
ON Semiconductor
Corp. 1                                              44,600          61,102
------------------------------------------------------------------------------
Photronics, Inc. 1                                   58,500         801,450
------------------------------------------------------------------------------
Power
Integrations, Inc. 1                                 57,800         982,600
------------------------------------------------------------------------------
Rambus, Inc. 1                                      243,200       1,631,872
------------------------------------------------------------------------------
RF Micro
Devices, Inc. 1                                     131,100         960,963
------------------------------------------------------------------------------
Semitool, Inc. 1                                      5,900          36,757
------------------------------------------------------------------------------
Silicon Image, Inc. 1                                39,000         234,000
------------------------------------------------------------------------------
Silicon
Laboratories, Inc. 1                                 74,900       1,429,092
------------------------------------------------------------------------------
Silicon Storage
Technology, Inc. 1                                   73,100         295,324


                                                               Market Value
                                                     Shares      See Note 1
------------------------------------------------------------------------------
Semiconductor Equipment & Products Continued
Siliconix, Inc. 1                                    57,800      $1,352,520
------------------------------------------------------------------------------
Skyworks
Solutions, Inc. 1                                   242,300       2,088,626
------------------------------------------------------------------------------
Standard
Microsystems Corp. 1                                 24,200         471,174
------------------------------------------------------------------------------
Supertex, Inc. 1                                     11,300         168,257
------------------------------------------------------------------------------
Three-Five
Systems, Inc. 1                                      25,700         165,765
------------------------------------------------------------------------------
Transmeta Corp. 1                                   308,000         360,360
------------------------------------------------------------------------------
TriQuint
Semiconductor, Inc. 1                               108,600         460,464
------------------------------------------------------------------------------
Ultratech
Stepper, Inc. 1                                     142,100       1,398,122
------------------------------------------------------------------------------
Varian Semiconductor
Equipment
Associates, Inc. 1                                   38,000         902,918
------------------------------------------------------------------------------
Vitesse Semiconductor
Corp. 1                                             730,900       1,597,017
------------------------------------------------------------------------------
White Electronic
Designs Corp. 1                                     185,400       1,418,310
------------------------------------------------------------------------------
Zoran Corp. 1                                       136,500       1,920,555
                                                                --------------
                                                                 53,272,895

------------------------------------------------------------------------------
Software--4.4%
Agile Software Corp. 1                              239,300       1,852,182
------------------------------------------------------------------------------
Altiris, Inc. 1                                      31,000         493,520
------------------------------------------------------------------------------
Amdocs Ltd. 1                                        87,500         859,250
------------------------------------------------------------------------------
Ansoft Corp. 1                                      123,900         761,985
------------------------------------------------------------------------------
Ansys, Inc. 1                                        39,600         799,920
------------------------------------------------------------------------------
Aspen
Technology, Inc. 1                                  155,900         441,197
------------------------------------------------------------------------------
Autodesk, Inc.                                       68,200         975,260
------------------------------------------------------------------------------
Borland Software
Corp. 1                                              73,100         899,130
------------------------------------------------------------------------------
Catapult
Communications
Corp. 1                                              69,300         828,135
------------------------------------------------------------------------------
Citrix Systems, Inc. 1                              157,800       1,944,096
------------------------------------------------------------------------------
Compuware Corp. 1                                   286,600       1,375,680
------------------------------------------------------------------------------
Concord
Communications, Inc. 1                               39,600         356,004
------------------------------------------------------------------------------
Concur
Technologies, Inc. 1                                  1,200           3,900
------------------------------------------------------------------------------
Dendrite
International, Inc.                                  86,100         643,167


                   31 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                        Market Value
                                   Shares                 See Note 1
------------------------------------------------------------------------
Software Continued
DocuCorp
International, Inc. 1             102,600                $   679,315
------------------------------------------------------------------------
Documentum, Inc. 1                111,000                  1,738,260
------------------------------------------------------------------------
Dynamics
Research Corp. 1                   51,600                    722,916
------------------------------------------------------------------------
E.piphany, Inc. 1                 200,100                    834,417
------------------------------------------------------------------------
Eclipsys Corp. 1                   38,900                    208,115
------------------------------------------------------------------------
Entrust
Technologies, Inc. 1              101,100                    339,696
------------------------------------------------------------------------
FactSet Research
Systems, Inc.                      48,700                  1,376,749
------------------------------------------------------------------------
FileNet Corp. 1                    67,400                    822,280
------------------------------------------------------------------------
Hyperion Solutions
Corp. 1                            65,200                  1,673,684
------------------------------------------------------------------------
Infogrames, Inc. 1                  3,100                      5,487
------------------------------------------------------------------------
Informatica Corp. 1               282,700                  1,628,352
------------------------------------------------------------------------
Kronos, Inc. 1                      9,350                    345,856
------------------------------------------------------------------------
Legato Systems, Inc. 1            336,200                  1,691,086
------------------------------------------------------------------------
Macromedia, Inc. 1                164,800                  1,755,120
------------------------------------------------------------------------
Magma Design
Automation, Inc. 1                 19,500                    186,810
------------------------------------------------------------------------
Manugistics
Group, Inc. 1                     250,500                    601,200
------------------------------------------------------------------------
MapInfo Corp. 1                     1,000                      5,550
------------------------------------------------------------------------
Micromuse, Inc. 1                 513,700                  1,962,334
------------------------------------------------------------------------
MICROS
Systems, Inc. 1                    14,600                    327,332
------------------------------------------------------------------------
NetIQ Corp. 1                      21,300                    263,055
------------------------------------------------------------------------
Novadigm, Inc. 1                    9,200                     21,436
------------------------------------------------------------------------
Novell, Inc. 1                    120,900                    403,806
------------------------------------------------------------------------
Nuance
Communications, Inc. 1              3,600                      8,928
------------------------------------------------------------------------
Numerical
Technologies, Inc. 1               42,400                    146,704
------------------------------------------------------------------------
Parametric
Technology Corp. 1                333,400                    840,168
------------------------------------------------------------------------
Pegasystems, Inc. 1                94,400                    482,384
------------------------------------------------------------------------
Plumtree
Software, Inc. 1                  298,300                    805,410
------------------------------------------------------------------------
Precis, Inc. 1                      6,800                     37,543
------------------------------------------------------------------------
Quality
Systems, Inc. 1                    19,400                    389,940
------------------------------------------------------------------------
Quovadx, Inc. 1                     2,400                      5,808

                                                        Market Value
                                   Shares                 See Note 1
------------------------------------------------------------------------
Software Continued
Radiant
Systems, Inc. 1                   165,400                $ 1,592,802
------------------------------------------------------------------------
Roxio, Inc. 1                      88,300                    421,191
------------------------------------------------------------------------
RSA Security, Inc. 1              277,700                  1,663,423
------------------------------------------------------------------------
SafeNet, Inc. 1                     5,700                    144,495
------------------------------------------------------------------------
ScanSoft, Inc. 1                  255,400                  1,328,080
------------------------------------------------------------------------
SERENA
Software, Inc. 1                  115,100                  1,817,429
------------------------------------------------------------------------
SpeechWorks
International, Inc. 1              16,400                     45,592
------------------------------------------------------------------------
Take-Two Interactive
Software, Inc. 1                   80,800                  1,897,992
------------------------------------------------------------------------
Tripos, Inc. 1                     35,200                    258,016
------------------------------------------------------------------------
Ulticom, Inc. 1                    38,900                    291,361
------------------------------------------------------------------------
Viewpoint Corp. 1                  25,100                     46,937
------------------------------------------------------------------------
Wind River
Systems, Inc. 1                    88,400                    362,440
                                                        ----------------
                                                          42,412,925

------------------------------------------------------------------------
Materials--5.5%
------------------------------------------------------------------------
Chemicals--1.8%
AEP Industries, Inc. 1             27,400                    358,118
------------------------------------------------------------------------
Agrium, Inc.                       46,700                    528,177
------------------------------------------------------------------------
Albemarle Corp.                    17,500                    497,875
------------------------------------------------------------------------
Crompton Corp.                     49,600                    295,120
------------------------------------------------------------------------
Cytec Industries, Inc. 1           10,200                    278,256
------------------------------------------------------------------------
Ferro Corp.                        24,200                    591,206
------------------------------------------------------------------------
Georgia Gulf Corp.                 97,800                  2,263,092
------------------------------------------------------------------------
Hercules, Inc. 1                  194,100                  1,708,080
------------------------------------------------------------------------
IMC Global, Inc.                  156,100                  1,665,587
------------------------------------------------------------------------
International Specialty
Products, Inc. 1                    1,800                     18,378
------------------------------------------------------------------------
MacDermid, Inc.                     8,400                    191,940
------------------------------------------------------------------------
Material Sciences Corp. 1          31,100                    402,434
------------------------------------------------------------------------
Millennium
Chemicals, Inc.                    20,700                    197,064
------------------------------------------------------------------------
Octel Corp.                       101,100                  1,597,380
------------------------------------------------------------------------
OM Group, Inc.                    215,400                  1,481,952
------------------------------------------------------------------------
Omnova
Solutions, Inc. 1                 287,600                  1,159,028
------------------------------------------------------------------------
PolyOne Corp.                      75,800                    297,136
------------------------------------------------------------------------
Quaker Chemical
Corp.                              15,000                    348,000
------------------------------------------------------------------------

                   32 | OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                Market Value
                                                      Shares      See Note 1
----------------------------------------------------------------------------
Chemicals Continued
----------------------------------------------------------------------------
Schulman (A.), Inc.                                   76,800      $1,429,248
----------------------------------------------------------------------------
Stepan Co.                                             7,400         185,000
----------------------------------------------------------------------------
Terra
Industries, Inc. 1                                     9,400          14,382
----------------------------------------------------------------------------
Valhi, Inc.                                            2,400          19,920
----------------------------------------------------------------------------
Valspar Corp. (The)                                   38,700       1,709,766
                                                                 -----------
                                                                  17,237,139
                                                                 -----------

----------------------------------------------------------------------------
Construction Materials--0.1%
AMCOL International
Corp.                                                 66,800         387,440
----------------------------------------------------------------------------
Ameron
International Corp.                                    2,000         110,300
----------------------------------------------------------------------------
Centex Construction
Products, Inc.                                        26,500         931,475
                                                                 -----------
                                                                   1,429,215

----------------------------------------------------------------------------
Containers & Packaging--1.5%
Ball Corp.                                            42,000       2,149,980
----------------------------------------------------------------------------
Bway Corp. 1                                          39,000         771,420
----------------------------------------------------------------------------
Caraustar
Industries, Inc. 1                                    50,700         480,636
----------------------------------------------------------------------------
Crown Cork & Seal
Co., Inc. 1                                          334,900       2,662,455
----------------------------------------------------------------------------
Graphic Packaging
International Corp. 1                                 55,000         310,200
----------------------------------------------------------------------------
Greif Bros. Corp., Cl. A                               3,200          76,160
----------------------------------------------------------------------------
Jarden Corp. 1                                        61,600       1,470,392
----------------------------------------------------------------------------
Myers Industries, Inc.                                54,625         584,487
----------------------------------------------------------------------------
Owens-Illinois, Inc. 1                                53,600         781,488
----------------------------------------------------------------------------
Sealed Air Corp. 1                                    58,700       2,189,510
----------------------------------------------------------------------------
Silgan Holdings, Inc. 1                               48,900       1,206,852
----------------------------------------------------------------------------
Temple-Inland, Inc.                                   31,200       1,398,072
                                                                 -----------
                                                                  14,081,652

----------------------------------------------------------------------------
Metals & Mining--1.4%
AK Steel
Holding Corp. 1                                      190,300       1,522,400
----------------------------------------------------------------------------
Century Aluminum Co.                                  20,700         153,387
----------------------------------------------------------------------------
Cleveland-Cliffs, Inc. 1                               8,000         158,800
----------------------------------------------------------------------------
Commercial Metals Co.                                101,900       1,654,856
----------------------------------------------------------------------------
Commonwealth
Industries, Inc.                                         600           4,098
----------------------------------------------------------------------------
Gibraltar Steel Corp.                                 25,200         479,808

                                                                Market Value
                                                      Shares      See Note 1
----------------------------------------------------------------------------
Metals & Mining Continued
Goldcorp, Inc.                                        68,500     $   869,800
----------------------------------------------------------------------------
IMCO Recycling, Inc. 1                                61,600         500,808
----------------------------------------------------------------------------
Meridian Gold, Inc. 1                                 38,700         679,540
----------------------------------------------------------------------------
Meridian Gold, Inc. 1                                 76,100       1,341,643
----------------------------------------------------------------------------
NN Inc.                                               41,400         413,586
----------------------------------------------------------------------------
Oregon Steel
Mills, Inc. 1                                        101,700         408,834
----------------------------------------------------------------------------
Quanex Corp.                                          45,400       1,520,900
----------------------------------------------------------------------------
Royal Gold, Inc.                                       3,500          87,224
----------------------------------------------------------------------------
RTI International
Metals, Inc. 1                                        19,100         192,910
----------------------------------------------------------------------------
Schnitzer Steel
Industries, Inc.                                       5,900         118,118
----------------------------------------------------------------------------
Southern Peru
Copper Corp.                                           2,300          33,120
----------------------------------------------------------------------------
Steel Dynamics, Inc. 1                                83,800       1,008,114
----------------------------------------------------------------------------
Steel Technologies, Inc.                              50,600         858,176
----------------------------------------------------------------------------
United States
Steel Corp.                                          136,400       1,789,568
----------------------------------------------------------------------------
USEC, Inc.                                            34,700         208,894
                                                                 -----------
                                                                  14,004,584

----------------------------------------------------------------------------
Paper & Forest Products--0.7%
Boise Cascade Corp.                                   34,100         860,002
----------------------------------------------------------------------------
Bowater, Inc.                                         14,600         612,470
----------------------------------------------------------------------------
Deltic Timber Corp.                                   40,000       1,068,000
----------------------------------------------------------------------------
Glatfelter                                           104,500       1,375,220
----------------------------------------------------------------------------
Louisiana-Pacific
Corp                                                 154,200       1,242,852
----------------------------------------------------------------------------
Potlatch Corp.                                        49,100       1,172,508
                                                                 -----------
                                                                   6,331,052

----------------------------------------------------------------------------
Telecommunication Services--1.4%
----------------------------------------------------------------------------
Diversified Telecommunication Services--0.8%
Allegiance
Telecom, Inc. 1                                      266,500         178,555
----------------------------------------------------------------------------
American
Tower Corp. 1                                        292,300       1,031,819
----------------------------------------------------------------------------
AXXENT, Inc. 1,2                                     100,000              --
----------------------------------------------------------------------------
BroadWing, Inc. 1                                    503,300       1,771,616
----------------------------------------------------------------------------
Commonwealth
Telephone
Enterprises, Inc. 1                                   31,800       1,139,712


33 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued

                                                                Market Value
                                                      Shares      See Note 1
----------------------------------------------------------------------------
 Diversified Telecommunication Services Continued
 Crown Castle
 International Corp. 1                               498,900      $1,870,875
----------------------------------------------------------------------------
 IDT Corp. 1                                          13,600         235,144
----------------------------------------------------------------------------
 Infonet Services
 Corp., Cl. B 1                                       94,500         187,110
----------------------------------------------------------------------------
 Intrado, Inc. 1                                      25,000         245,000
----------------------------------------------------------------------------
 North Pittsburgh
 Systems, Inc.                                        46,700         636,568
----------------------------------------------------------------------------
 PTEK
 Holdings, Inc. 1                                     30,600         134,640
----------------------------------------------------------------------------
 Talk America
 Holdings, Inc. 1                                     51,500         288,400
----------------------------------------------------------------------------
 Time Warner
 Telecom, Inc., Cl. A 1                              207,600         438,036
                                                                 -----------
                                                                   8,157,475

----------------------------------------------------------------------------
 Wireless Telecommunication Services--0.6%
 Boston
 Communications
 Group, Inc. 1                                        79,300       1,007,903
----------------------------------------------------------------------------
 Centennial
 Communications
 Corp. 1                                               3,600           9,396
----------------------------------------------------------------------------
 EMS
 Technologies, Inc. 1                                 29,300         456,201
----------------------------------------------------------------------------
 Metro One
 Telecommunication,
 Inc. 1                                               92,500         596,625
----------------------------------------------------------------------------
 Nextel Partners, Inc.,
 Cl. A 1                                              73,100         443,717
----------------------------------------------------------------------------
 Triton PCS Holdings,
 Inc., Cl. A 1                                       151,700         596,181
----------------------------------------------------------------------------
 Western
 Wireless Corp. 1                                    333,200       1,765,960
----------------------------------------------------------------------------
 Wireless
 Facilities, Inc. 1                                  135,300         813,153
                                                                 -----------
                                                                   5,689,136

----------------------------------------------------------------------------
 Utilities--0.7%
----------------------------------------------------------------------------
 Electric Utilities--0.2%
 Aquila, Inc.                                         49,000          86,730
----------------------------------------------------------------------------
 Central Vermont
 Public Service Corp.                                  2,700          49,356
----------------------------------------------------------------------------
 CH Energy Group, Inc.                                23,300       1,086,479
----------------------------------------------------------------------------
 CMS Energy Corp.                                     71,100         671,184
----------------------------------------------------------------------------
 MGE Energy, Inc.                                      1,700          45,511

                                                                Market Value
                                                      Shares      See Note 1
----------------------------------------------------------------------------
 Electric Utilities Continued
 OGE Energy Corp.                                     17,000    $    299,200
----------------------------------------------------------------------------
 Opticnet, Inc. 1,2                                   13,300              --
----------------------------------------------------------------------------
 Unitil Corp.                                            900          22,320
                                                                ------------
                                                                   2,260,780

----------------------------------------------------------------------------
 Gas Utilities--0.3%
 Nicor, Inc.                                          37,300       1,269,319
----------------------------------------------------------------------------
 Southwestern
 Energy Co. 1                                         17,600         201,520
----------------------------------------------------------------------------
 UGI Corp.                                            23,400         874,926
                                                                ------------
                                                                   2,345,765

----------------------------------------------------------------------------
 Multi-Utilities--0.2%
----------------------------------------------------------------------------
 Questar Corp.                                        58,800       1,635,816
                                                                ------------

 Total Common Stocks
 (Cost $956,868,250)                                             964,651,101
                                                                ------------

----------------------------------------------------------------------------
 Preferred Stocks--0.0%
 Astronics Corp., Cl. B 1
 (Cost $105,873)                                       7,900          49,375

                                                   Principal
                                                      Amount
----------------------------------------------------------------------------
 Joint Repurchase Agreements--2.0%
 Undivided interest of 2.80% in joint
 repurchase agreement (Market Value
 $694,610,000) with Banc One Capital
 Markets, Inc., 1.07%, dated 12/31/02, to
 be repurchased at $19,466,157 on 1/2/03,
 collateralized by U.S. Treasury Nts.,
 3%--6.50%, 2/15/03--2/15/12, with a
 value of $311,989,144 and U.S. Treasury
 Bonds, 1.75%--9.375%, 4/30/04--2/15/23,
 with a value of $397,082,690
 (Cost $19,465,000)                              $19,465,000      19,465,000

----------------------------------------------------------------------------
 Total Investments, at Value
 (Cost $976,439,123)                                   101.6%    984,165,476
----------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                        (1.6)    (15,411,446)
                                                 ---------------------------
 Net Assets                                            100.0%   $968,754,030
                                                 ===========================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.


See accompanying Notes to Financial Statements.


34 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 December 31, 2002
-------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $976,439,123)--
 see accompanying statement                                     $  984,165,476
-------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                     137
-------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                  6,377,483
 Investments sold                                                    5,763,783
 Interest and dividends                                                505,232
 Other                                                                  10,631
                                                                ---------------
 Total assets                                                      996,822,742

-------------------------------------------------------------------------------
 Liabilities
 Bank overdraft                                                         72,636
-------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                              22,298,384
 Shares of beneficial interest redeemed                              4,625,183
 Distribution and service plan fees                                    584,110
 Transfer and shareholder servicing agent fees                         191,927
 Shareholder reports                                                   142,649
 Trustees' compensation                                                    531
 Other                                                                 153,292
                                                                ---------------
 Total liabilities                                                  28,068,712

-------------------------------------------------------------------------------
 Net Assets                                                     $  968,754,030
                                                                ===============

-------------------------------------------------------------------------------
 Composition of Net Assets
 Par value of shares of beneficial interest                     $       77,393
-------------------------------------------------------------------------------
 Additional paid-in capital                                      1,046,117,507
-------------------------------------------------------------------------------
 Accumulated net investment loss                                    (4,251,144)
-------------------------------------------------------------------------------
 Accumulated net realized loss on investments
 and foreign currency transactions                                 (80,915,526)
-------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies            7,725,800
                                                                ---------------
 Net Assets                                                     $  968,754,030
                                                                ===============





35 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited / Continued
--------------------------------------------------------------------------------

 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $490,362,196 and 38,696,543 shares of beneficial interest outstanding)        $12.67
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                      $13.44
-------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $267,777,712 and 21,689,960 shares of beneficial interest outstanding)        $12.35
-------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $186,739,433 and 15,114,600 shares of beneficial interest outstanding)        $12.35
-------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $22,380,583 and 1,775,475 shares of beneficial interest outstanding)          $12.61
-------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $1,494,106 and 116,284 shares of beneficial interest
 outstanding)                                                                  $12.85



 See accompanying Notes to Financial Statements.





36 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended December 31, 2002
----------------------------------------------------------------------------
 Investment Income
 Dividends (net of foreign withholding taxes of $9,680)        $   3,621,639
----------------------------------------------------------------------------
 Interest                                                            170,945
                                                               -------------
 Total investment income                                           3,792,584

----------------------------------------------------------------------------
 Expenses
 Management fees                                                   3,182,845
----------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                             575,987
 Class B                                                           1,292,476
 Class C                                                             883,874
 Class N                                                              43,532
----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                             752,187
 Class B                                                             480,273
 Class C                                                             235,376
 Class N                                                              29,803
 Class Y                                                                 251
----------------------------------------------------------------------------
 Shareholder reports                                                 330,366
----------------------------------------------------------------------------
 Trustees' compensation                                               10,546
----------------------------------------------------------------------------
 Custodian fees and expenses                                           7,512
----------------------------------------------------------------------------
 Other                                                               103,516
                                                               -------------
 Total expenses                                                    7,928,544
 Less reduction to custodian expenses                                 (1,733)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Classes A, B, C and N                        (211,700)
 Less voluntary waiver of transfer and shareholder
 servicing agent fees--Class Y                                          (251)
                                                               -------------
 Net expenses                                                      7,714,860

----------------------------------------------------------------------------
 Net Investment Loss                                              (3,922,276)

----------------------------------------------------------------------------
 Realized and Unrealized Loss
 Net realized loss on:
 Investments                                                     (67,941,280)
 Foreign currency transactions                                       (25,414)
                                                               -------------
 Net realized loss                                               (67,966,694)
----------------------------------------------------------------------------
 Net change in unrealized depreciation on:
 Investments                                                     (95,379,733)
 Translation of assets and liabilities
 denominated in foreign currencies                                  (645,346)
                                                               -------------
 Net change                                                      (96,025,079)
                                                               -------------
 Net realized and unrealized loss                               (163,991,773)

----------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations          $(167,914,049)
                                                               =============




 See accompanying Notes to Financial Statements.





37 | OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Six Months          Year
                                                               Ended         Ended
                                                   December 31, 2002      June 30,
                                                         (Unaudited)          2002
-----------------------------------------------------------------------------------
 Operations
 Net investment loss                                    $ (3,922,276)  $(6,258,014)
-----------------------------------------------------------------------------------
 Net realized loss                                       (67,966,694)   (7,761,696)
-----------------------------------------------------------------------------------
 Net change in unrealized appreciation
 (depreciation)                                          (96,025,079)   21,476,231
                                                       ---------------------------
 Net increase (decrease) in net assets resulting
 from operations                                        (167,914,049)    7,456,521

-----------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders
 Distributions from net realized gain:
 Class A                                                          --      (171,921)
 Class B                                                          --       (99,876)
 Class C                                                          --       (55,675)
 Class N                                                          --        (1,787)
 Class Y                                                          --          (266)

-----------------------------------------------------------------------------------
 Beneficial Interest Transactions
 Net increase in net assets resulting from
 beneficial interest transactions:
 Class A                                                  62,931,791   212,551,970
 Class B                                                  30,772,584   106,799,632
 Class C                                                  32,649,760    95,276,969
 Class N                                                  10,457,137    13,316,809
 Class Y                                                     132,413     1,582,245

-----------------------------------------------------------------------------------
 Net Assets
 Total increase (decrease)                               (30,970,364)  436,654,621
-----------------------------------------------------------------------------------
 Beginning of period                                     999,724,394   563,069,773
                                                        ---------------------------
 End of period (including accumulated net investment
 loss of $4,251,144 and $328,868, respectively)         $968,754,030  $999,724,394
                                                        ===========================



 See accompanying Notes to Financial Statements.

38 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

                                                 Six Months                             Year
                                                      Ended                            Ended
                                          December 31, 2002                         June 30,
CLASS A                                         (Unaudited)       2002       2001     2000 1
----------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                $15.12     $15.02     $14.77     $10.00
----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.04)      (.08)      (.08)      (.06)
 Net realized and unrealized gain (loss)              (2.41)       .19       1.12       4.85
                                                    ------------------------------------------
 Total from investment operations                     (2.45)       .11       1.04       4.79
----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    --       (.01)      (.79)      (.02)
----------------------------------------------------------------------------------------------
 Net asset value, end of period                      $12.67     $15.12     $15.02     $14.77
                                                    ==========================================

----------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                  (16.20)%     0.71%      7.66%     47.98%

----------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $490,362   $512,337   $294,780   $141,721
----------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $461,776   $386,221   $205,916   $ 75,295
----------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                  (0.49)%    (0.50)%    (0.60)%    (0.82)%
 Expenses                                              1.36%      1.37%      1.28%      1.50%
 Expenses, net of reduction to
 custodian expenses and/or
 voluntary waiver of transfer agent fees               1.31%      1.37%      1.28%      1.50%
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 49%       134%       181%       108%



1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period
(or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


39 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued



                                                 Six Months                             Year
                                                      Ended                            Ended
                                          December 31, 2002                         June 30,
CLASS B                                          (Unaudited)     2002       2001      2000 1
---------------------------------------------------------------------------------------------
 Per Share Operating Data
---------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $ 14.79      $ 14.80    $ 14.68  $ 10.00
---------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.07)        (.12)      (.14)    (.11)
 Net realized and unrealized gain (loss)              (2.37)         .12       1.05     4.81
                                                    ----------------------------------------
 Total from investment operations                     (2.44)          --        .91     4.70
---------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    --         (.01)      (.79)    (.02)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 12.35      $ 14.79    $ 14.80  $ 14.68
                                                    =========================================

---------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                  (16.50)%      (0.02)%     6.79%   47.08%

---------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $267,778     $285,102   $177,479  $99,060
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $256,295     $218,939   $128,350  $51,951
---------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                  (1.29)%      (1.25)%    (1.36)%  (1.53)%
 Expenses                                              2.16%        2.12%      2.05%    2.21%
 Expenses, net of reduction to
 custodian expenses and/or
 voluntary waiver of transfer agent fees               2.11%        2.12%      2.05%    2.21%
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 49%         134%       181%     108%



1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.



40 | OPPENHEIMER MAIN STREET SMALL CAP FUND



                                                 Six Months                             Year
                                                      Ended                            Ended
                                          December 31, 2002                         June 30,
CLASS C                                         (Unaudited)       2002       2001     2000 1
---------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period               $ 14.79    $ 14.81    $ 14.68    $ 10.00
---------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.06)      (.10)      (.13)      (.10)
 Net realized and unrealized gain (loss)              (2.38)       .09       1.05       4.80
                                                    -----------------------------------------
 Total from investment operations                     (2.44)      (.01)       .92       4.70
---------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    --       (.01)      (.79)      (.02)
---------------------------------------------------------------------------------------------
 Net asset value, end of period                      $12.35     $14.79     $14.81     $14.68
                                                    =========================================

---------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                  (16.50)%    (0.09)%     6.86%     47.08%

---------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)          $186,739   $186,108    $89,814    $43,695
---------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $175,338   $127,393    $60,762    $21,984
---------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                  (1.19)%    (1.23)%    (1.36)%    (1.54)%
 Expenses                                              2.06%      2.12%      2.05%      2.21%
 Expenses, net of reduction to
 custodian expenses and/or
 voluntary waiver of transfer agent fees               2.01%      2.12%      2.05%      2.21%
---------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 49%       134%       181%       108%



1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

41 | OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS  Continued


                                                          Six Months               Year
                                                               Ended                Ended
                                                   December 31, 2002             June 30,
CLASS  N                                                  (Unaudited)     2002     2001 1
------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                        $ 15.05   $ 15.00    $ 13.53
------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                            (.06)     (.12)      (.02)
 Net realized and unrealized gain (loss)                       (2.38)      .18       1.49
                                                             -----------------------------
 Total from investment operations                              (2.44)      .06       1.47
------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                             --      (.01)        --
------------------------------------------------------------------------------------------
 Net asset value, end of period                              $ 12.61   $ 15.05    $ 15.00
                                                             =============================

------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                           (16.21)%    0.38%     10.87%

------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                    $22,381   $14,557       $995
------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $17,314   $ 5,924       $445
------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                           (0.75)%   (0.66)%    (0.76)%
 Expenses                                                       1.63%     1.65%      1.59%
 Expenses, net of reduction to
 custodian expenses and/or
 voluntary waiver of transfer agent fees                        1.58%     1.65%      1.59%
------------------------------------------------------------------------------------------
 Portfolio turnover rate                                          49%      134%       181%



1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


42 | OPPENHEIMER MAIN STREET SMALL CAP FUND




                                                 Six Months                            Year
                                                      Ended                           Ended
                                          December 31, 2002                        June 30,
CLASS  Y                                        (Unaudited)       2002      2001     2000 1
--------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period               $ 15.27    $ 15.11   $ 14.82    $ 10.00
--------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     --       (.10)     (.05)      (.04)
 Net realized and unrealized gain (loss)              (2.42)       .27      1.13       4.88
                                                    ----------------------------------------
 Total from investment operations                     (2.42)       .17      1.08       4.84
--------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    --       (.01)     (.79)      (.02)
--------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 12.85    $ 15.27   $ 15.11    $ 14.82
                                                    =======================================

--------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                  (15.85)%     1.11%     7.90%     48.48%

--------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)            $1,494     $1,619        $2         $1
--------------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $1,424     $  813        $2         $1
--------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income (loss)                          0.13%      0.01%    (0.23)%    (0.37)%
 Expenses                                              0.82%      0.97%     0.89%      1.18%
 Expenses, net of reduction to
 custodian expenses and/or
 voluntary waiver of transfer agent fees               0.79%      0.93%     0.89%      1.18%
--------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 49%       134%      181%       108%



1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


43 |  OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited



--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Main Street Small Cap Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
      The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


44 | OPPENHEIMER MAIN STREET SMALL CAP FUND

--------------------------------------------------------------------------------
 Joint Repurchase Agreements. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

      As of December 31, 2002, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $79,500,873. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

 As of June 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              Expiring
                              ----------------------
                              2010        $9,288,506

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

 45 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued



--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 The tax character of distributions paid during the six months ended December 31, 2002 and the year ended June 30, 2002 was as follows:

                                     Six Months Ended        Year Ended
                                    December 31, 2002     June 30, 2002
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                  $--         $ 329,525
                 Long-term capital gain            --                --
                 Return of capital                 --                --
                                                  ---------------------
                 Total                            $--          $329,525
                                                  =====================

--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

46 | OPPENHEIMER MAIN STREET SMALL CAP FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest

 The Fund has authorized an unlimited number of $1.00 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                   Six Months Ended December 31, 2002      Year Ended June 30, 2002
                                Shares         Amount         Shares         Amount
-----------------------------------------------------------------------------------
 Class A
 Sold                       16,917,747  $ 217,652,221    24,740,817   $ 363,788,096
 Dividends and/or
 distributions reinvested           --             --        11,094         160,197
 Redeemed                  (12,116,871)  (154,720,430)  (10,479,777)   (151,396,323)
                           ---------------------------------------------------------
 Net increase                4,800,876  $  62,931,791    14,272,134   $ 212,551,970
                           =========================================================


------------------------------------------------------------------------------------
 Class B
 Sold                        5,475,758  $  69,900,765     10,930,651  $ 158,530,451
 Dividends and/or
 distributions reinvested           --             --          6,485         91,991
 Redeemed                   (3,068,733)   (39,128,181)    (3,642,765)   (51,822,810)
                           ---------------------------------------------------------
 Net increase                2,407,025  $  30,772,584      7,294,371  $ 106,799,632
                           =========================================================


------------------------------------------------------------------------------------
 Class C
 Sold                        4,850,654  $  61,988,183      8,373,107  $ 121,560,427
 Dividends and/or
 distributions reinvested           --             --          3,456         49,019
 Redeemed                   (2,319,859)   (29,338,423)    (1,858,077)   (26,332,477)
                           ---------------------------------------------------------
 Net increase                2,530,795  $  32,649,760      6,518,486  $  95,276,969
                           =========================================================


------------------------------------------------------------------------------------
 Class N
 Sold                          973,204  $  12,626,542        981,003  $  14,505,501
 Dividends and/or
 distributions reinvested           --             --            124          1,786
 Redeemed                     (164,700)    (2,169,405)       (80,478)    (1,190,478)
                           ---------------------------------------------------------
 Net increase                  808,504  $  10,457,137        900,649  $  13,316,809
                           =========================================================


------------------------------------------------------------------------------------
 Class Y
 Sold                           44,737  $     587,234        117,268  $   1,746,956
 Dividends and/or
 distributions reinvested           --             --             18            264
 Redeemed                      (34,482)      (454,821)       (11,357)      (164,975)
                           ---------------------------------------------------------
 Net increase                   10,255  $     132,413        105,929  $   1,582,245
                           =========================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended December 31, 2002, were $621,688,697 and $451,011,326, respectively.


47 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million; and 0.60% of average annual net assets in excess of $800 million.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
     Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                        Aggregate       Class A    Concessions     Concessions    Concessions    Concessions
                        Front-End     Front-End     on Class A      on Class B     on Class C     on Class N
                    Sales Charges Sales Charges         Shares          Shares         Shares         Shares
                       on Class A   Retained by    Advanced by     Advanced by    Advanced by    Advanced by
 Six Months Ended          Shares   Distributor    Distributor 1   Distributor 1  Distributor 1  Distributor 1
--------------------------------------------------------------------------------------------------------------
 December 31, 2002     $1,218,146      $375,237        $35,551      $1,764,290       $459,626        $97,895

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.


                             Class A       Class B        Class C        Class N
                          Contingent    Contingent     Contingent     Contingent
                            Deferred      Deferred       Deferred       Deferred
                       Sales Charges Sales Charges  Sales Charges  Sales Charges
                         Retained by   Retained by    Retained by    Retained by
 Six Months Ended        Distributor   Distributor    Distributor    Distributor
--------------------------------------------------------------------------------
 December 31, 2002            $2,938      $368,424        $36,812         $9,115

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the six months ended December 31, 2002, payments under the Class A Plan totaled $575,987, all of which were paid by the Distributor to recipients, and included $36,373 paid to an

48 | OPPENHEIMER MAIN STREET SMALL CAP FUND
 affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended December 31, 2002, were as follows:

                                                                  Distributor's
                                                Distributor's         Aggregate
                                                    Aggregate      Unreimbursed
                                        Amount   Unreimbursed     Expenses as %
                  Total Payments   Retained by       Expenses     of Net Assets
                      Under Plan   Distributor     Under Plan          of Class
--------------------------------------------------------------------------------
 Class B Plan         $1,292,476    $1,074,196     $7,241,247              2.70%
 Class C Plan            883,874       411,175      2,573,775              1.38
 Class N Plan             43,532        41,001        452,891              2.02


--------------------------------------------------------------------------------
 5. Foreign Currency Contracts
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 As of December 31, 2002, the Fund had outstanding foreign currency contracts as follows:

                        Expiration     Contract    Valuation as of    Unrealized
 Contract Description         Date Amount (000s) December 31, 2002  Appreciation
--------------------------------------------------------------------------------
 Contracts to Sell
 Canadian Dollar [CAD]      1/2/03          154CAD         $97,690          $137


49 | OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 6. Illiquid or Restricted Securities
 As of December 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2002 was $688,459, which represents 0.07% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:


                           Acquisition                   Valuation as of     Unrealized
 Security                        Dates          Cost   December 31, 2002   Depreciation
---------------------------------------------------------------------------------------
 Stocks and/or Warrants
 Canadian 88 Energy Corp.       6/4/02      $784,403            $688,459        $95,944
 Opticnet, Inc.               10/26/00            --                  --             --


--------------------------------------------------------------------------------
 7. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility agreement was terminated effective November 12, 2002.

 50 | OPPENHEIMER MAIN STREET SMALL CAP FUND

OPPENHEIMER MAIN STREET SMALL CAP FUND(R)

A Series of Oppenheimer Main Street Funds,(R) Inc.

--------------------------------------------------------------------------------
 Trustees and Officers     James C. Swain, Chairman and Trustee
                           John V. Murphy, President and Trustee
                           William L. Armstrong, Trustee
                           Robert G. Avis, Trustee
                           George C. Bowen, Trustee
                           Edward L. Cameron, Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Beverly Hamilton, Trustee
                           Robert J. Malone, Trustee
                           F. William Marshall, Jr., Trustee
                           Charles Albers, Vice President
                           Mark Zavanelli, Vice President
                           Robert G. Zack, Vice President and Secretary
                           Brian W. Wixted, Treasurer


--------------------------------------------------------------------------------
 Investment Advisor        OppenheimerFunds, Inc.


--------------------------------------------------------------------------------
 Distributor               OppenheimerFunds Distributor, Inc.


--------------------------------------------------------------------------------
 Transfer and Shareholder  OppenheimerFunds Services
 Servicing Agent


--------------------------------------------------------------------------------
 Independent Auditors      Deloitte & Touche LLP


--------------------------------------------------------------------------------
 Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.
 to the Fund


--------------------------------------------------------------------------------
 Legal Counsel to the      Mayer Brown Rowe & Maw
 Independent Trustees
                           The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.


(c)Copyright 2003 OppenheimerFunds, Inc. All rights reserved.


51 | OPPENHEIMER MAIN STREET SMALL CAP FUND

OPPENHEIMERFUNDS FAMILY

------------------------------------------------------------------------------------------------------------
 Global Equity          Developing Markets Fund               Global Fund
                        International Small Company Fund      Quest Global Value Fund
                        Europe Fund                           Global Growth & Income Fund
                        International Growth Fund
------------------------------------------------------------------------------------------------------------
 Equity                 Stock                                 Stock & Bond
                        Emerging Technologies Fund            Quest Opportunity Value Fund
                        Emerging Growth Fund                  Total Return Fund
                        Enterprise Fund                       Quest Balanced Value Fund
                        Discovery Fund                        Capital Income Fund
                        Main Street(R) Small Cap Fund         Multiple Strategies Fund
                        Small Cap Value Fund                  Disciplined Allocation Fund
                        MidCap Fund                           Convertible Securities Fund
                        Main Street(R) Opportunity Fund       Specialty
                        Growth Fund                           Real Asset Fund(R)
                        Capital Appreciation Fund             Gold & Special Minerals Fund
                        Main Street(R) Growth & Income Fund   Tremont Market Neutral Fund, LLC 1
                        Value Fund                            Tremont Opportunity Fund, LLC 1
                        Quest Capital Value Fund
                        Quest Value Fund
                        Trinity Large Cap Growth Fund
                        Trinity Core Fund
                        Trinity Value Fund
------------------------------------------------------------------------------------------------------------
 Income                 Taxable                               Rochester Division
                        International Bond Fund               California Municipal Fund 3
                        High Yield Fund                       New Jersey Municipal Fund 3
                        Champion Income Fund                  AMT-Free New York Municipals 3,4
                        Strategic Income Fund                 Municipal Bond Fund
                        Bond Fund                             Limited Term Municipal Fund 5
                        Senior Floating Rate Fund             Rochester National Municipals
                        U.S. Government Trust                 Rochester Fund Municipals
                        Limited-Term Government Fund          Limited Term New York Municipal Fund
                        Capital Preservation Fund 2           Pennsylvania Municipal Fund 3
------------------------------------------------------------------------------------------------------------
 Select Managers        Stock                                 Stock & Bond
                        Mercury Advisors Focus Growth Fund    QM Active Balanced Fund 2
                        Gartmore Millennium Growth Fund II
                        Jennison Growth Fund
                        Salomon Brothers All Cap Fund 6
                        Mercury Advisors S&P 500(R) Index Fund 2
------------------------------------------------------------------------------------------------------------
 Money Market 7         Money Market Fund                     Cash Reserves


 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer New York Municipal Fund" on January 22, 2003.
 5. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
 6. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 7. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


52 | OPPENHEIMER MAIN STREET SMALL CAP FUND

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Representatives also available Mon-Fri 8am-9pm ET
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--------------------------------------------------------------------------------
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Denver, CO 80231
--------------------------------------------------------------------------------
Ticker Symbols
Class A: OPMSX Class B: OPMBX Class C: OPMCX Class N: OPMNX Class Y: OPYMX



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OppenheimerFunds(R)
Distributor, Inc.

RS0847.001.1202  February 28, 2003